                                                                    Exhibit 10.6


--------------------------------------------------------------------------------

                             SHAREHOLDERS AGREEMENT

                                      among

                           AMERICAN BUMPER & MFG. CO.,

                       WINDWARD CAPITAL ASSOCIATES, L.P.,

                            WINDWARD/PARK AB, L.L.C.,

                            WINDWARD/MERCHANT, L.P.,

                             WINDWARD/MERBAN, L.P.,

                            WINDWARD/NORTHWEST, L.P.,

                           WINDWARD/BADGER II, L.L.C.,

                      THE SKOOG FAMILY LIMITED PARTNERSHIP,

                                       and

                      THE OTHER SHAREHOLDERS LISTED HEREIN






                       Dated as of ____________ ____,1997

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                                            Page
                                                                                            ----
BACKGROUND.....................................................................................1

                                    ARTICLE I
                                   DEFINITIONS

1.1      Definitions...........................................................................2

                                   ARTICLE II
                              CORPORATE GOVERNANCE

2.1      Voting Rights in Charter; Voting Matters Related to Charter Documents................12
2.2      Designation of Directors.............................................................13
2.3      Replacement of Nominees..............................................................14
2.4      Calling Special Meetings for the Removal of Nominees.................................15
2.5      Calling Special Meetings for the Enforcement of Corporate Governance Provisions......15
2.6      Removal for Cause....................................................................15
2.7      Grant of Proxies.....................................................................15

                                   ARTICLE III
                            RESTRICTIONS ON TRANSFER

3.1      Restrictions on Transfer.............................................................16

                                   ARTICLE IV
                                TAG-ALONG RIGHTS

4.1      Tag-Along Rights Generally...........................................................17
4.2      Allocation of Shares of Tag-Along Stock..............................................18
4.3      Transfer Mechanics...................................................................18
4.4      Transfers to Third Parties after Shareholders Decline Tag-Along Rights...............19
4.5      Exceptions to Tag-Along Rights.......................................................19

                                    ARTICLE V
                       RIGHTS TO COMPEL SALE OR IPO EVENT

5.1      Rights to Compel Sale Generally......................................................19
5.2      Compelled Sale Pursuant to a Sale of Company Stock...................................20
5.3      Compelled Sale Other Than Pursuant to a Sale of Company Stock........................21
5.4      Cooperation in Connection with Compelled Sale........................................21
5.5      Notice of Consummation of Compelled Sale.............................................21
5.6      Rights to Compel IPO Event...........................................................22

                                   ARTICLE VI
                     PUT AND CALL RIGHTS ON MANAGEMENT STOCK

6.1      Put and Call Rights..................................................................23

                                       i

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

6.2      Obligation to Sell Several...........................................................25
6.3      Deferral of Purchases................................................................25
6.4      Payment for Stock....................................................................25
6.5      Miscellaneous........................................................................26

                                   ARTICLE VII
                     PUT AND CALL RIGHTS ON FAMILY LP STOCK

7.1      Put and Call Rights..................................................................27
7.2      Obligation to Sell Several...........................................................28
7.3      Deferral of Purchases................................................................28
7.4      Payment for Stock....................................................................29
7.5      Life Insurance Policy................................................................29
7.6      Miscellaneous........................................................................30

                                  ARTICLE VIII
                                COMPANY COVENANTS

8.1      Access to Information................................................................30
8.2      FIRPTA Activities....................................................................30

                                   ARTICLE IX
                               REGISTRATION RIGHTS

9.1      Demand Registration Rights...........................................................30
9.2      Piggyback Registration Rights........................................................32
9.3      Priority in Piggyback Registrations..................................................33
9.4      Expenses.............................................................................34
9.5      Restrictions on Public Sale by Shareholders and Company..............................34
9.6      Indemnification by the Company.......................................................35
9.7      Indemnification by the Shareholders and Underwriters.................................36
9.8      Notices of Claims, Etc...............................................................36
9.9      Other Indemnification................................................................37
9.10     Registration Procedure...............................................................37
9.11     Rule 144.............................................................................40

                                    ARTICLE X
                             ADDITIONAL SHAREHOLDERS

10.1     Transferee of Shareholders or the Company............................................40
10.2     New Shareholders.....................................................................40
10.3     Supplemental Agreements..............................................................41



                                       ii

                               TABLE OF CONTENTS
                               -----------------
                                  (continued)

                                   ARTICLE XI
                                  STOCK LEGENDS

11.1     Stock Certificate Legend.............................................................41

                                   ARTICLE XII
                              APPOINTMENT OF AGENTS

12.1     Appointment of Agent for Windward Group Matters......................................42
12.2     Appointment of Agent for the Management Shareholders.................................44
12.3     Appointment of Agent for the Family LP...............................................44

                                  ARTICLE XIII
                                TERM OF AGREEMENT

13.1     Term.................................................................................44

                                   ARTICLE XIV
                                  MISCELLANEOUS

14.1     Confidentiality......................................................................45
14.2     Specific Performance.................................................................45
14.3     Consent to Jurisdiction, Service of Process; Venue...................................46
14.4     Attorneys' Fees......................................................................46
14.5     Headings; No Third Party Beneficiaries...............................................46
14.6     Entire Agreement.....................................................................46
14.7     Notices..............................................................................46
14.8     Applicable Law.......................................................................47
14.9     Severability.........................................................................48
14.10    Successors; Assigns; Transferee; Amendments; Waivers.................................48
14.11    Defaults; No Circumvention of Agreement..............................................48
14.12    Further Assurances...................................................................49
14.13    Counterparts.........................................................................49
14.14    Recapitalization, etc................................................................49

                             SHAREHOLDERS AGREEMENT
                             ------------ ---------

         This SHAREHOLDERS AGREEMENT dated as of _____________ ___, 1997 (the "Agreement"), by and among American Bumper & Mfg. Co., a Michigan corporation (the "Company"), Windward Capital Associates, L.P., a Delaware limited partnership ("Windward"), windward/Park AB, L.L.C., a Delaware limited liability company ("Windward/Park"), windward/Merban, L.P., a Delaware limited partnership ("Windward/Merban"), Windward/Merchant, L.P., a Delaware limited partnership ("Windward/Merchant"), Windward/Northwest, L.P., a Delaware limited partnership ("Windward/Northwest"), Windward/Badger II, L.L.C., a Delaware limited liability company ("Windward/Badger"), Jack C. Skoog ("Skoog"), The Skoog Family Limited Partnership, a Michigan limited partnership (the "Family LP") and the persons listed in the Schedule of Management Shareholders attached hereto (such persons together with any employees of the Company or its Subsidiaries (as defined herein) who become parties to this Agreement pursuant to the terms and conditions of this Agreement and each of their respective Permitted Transferees (as defined herein), but in all events excluding Skoog, are referred to herein, collectively, as the "Management Shareholders"), and such other persons or entities who or which become parties to this Agreement pursuant to the terms and conditions of this Agreement. Windward (and certain nominees of Windward), Windward/Park, Windward/Merban, Windward/Merchant and Windward/Northwest, together with their respective Permitted Transferees, shall be referred to collectively in this Agreement as the "Windward Group".

                                   BACKGROUND
                                   ----------

         WHEREAS, pursuant to the terms and conditions of a Recapitalization
Agreement dated as of                    ,1997 (the "Recapitalization
Agreement"), by and among the Company, the Windward Group, Windward/Badger and certain shareholders of the Company set forth on the signature pages thereto, among other things, (a) the Company has agreed to issue to the members of the Windward Group, and the members of the Windward Group
(excluding Windward/Merban and Windward/Merchant) have agreed to acquire in the aggregate from the Company, 20,238.685 shares of Class A Common Stock, par value $1.00 per share, of the Company (the "Class A Common Stock"), (b) the Company has agreed to issue to Windward/Merchant and Windward/Merban 5,297.022 and 2,318.293 shares of Class B Common Stock, par value $1.00 per share, of the Company (the "Class B Common Stock"), respectively, (c) the Company has agreed to issue to Windward/Merban, and Windward/Merban has agreed to acquire from the Company, 521.382 shares of Class C Common Stock, par value $1.00 per share, of the Company (the "Class C Common Stock"), (d) the Company has agreed to issue to Windward/Merchant, and Windward/Merchant has agreed to acquire from the Company, 57.931 shares of Class D Common
Stock, par value $1.00 per share, of the Company (the "Class D Common Stock" and together with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the "Common Stock") (representing, together with the Shares issued to Windward/Badger pursuant to clause (d) below, in the aggregate approximately 74.2% of the Company's total outstanding capital stock (without giving effect to the exercise of any outstanding options, the Warrants (as defined below) or other similar securities)), (d) the Company has agreed to issue to Windward/Badger, and Windward/Badger has agreed to acquire from the Company, 6,383.922 shares of Class A Common Stock and (e) the Company has agreed to purchase from Family LP and Family LP has agreed to sell to the Company certain shares of capital stock as set forth in the Recapitalization Agreement;

         WHEREAS, at or prior to the Closing (as defined in the Recapitalization Agreement), the Company will enter into Subscription Agreements (as defined in the Recapitalization Agreement) with each member of the Existing Core Management Team (as defined in the Recapitalization Agreement) pursuant to which such persons may purchase certain shares of Class A Common Stock and certain warrants to purchase Class A Common Stock (collectively, the "Warrants"), in each case, as set forth in Subscription Agreements, in which event such persons shall become parties to this Agreement pursuant to Article X hereof;

         WHEREAS, after the Closing, the Company has agreed to grant options to purchase additional shares of Class A Common Stock to certain employees of the Company and its Subsidiaries, such options to be subject to the terms (including performance criteria) set forth in the plan governing such options and, upon exercise, such employees will, to the extent they are not otherwise parties hereto, become parties to this Agreement pursuant to Article X hereof;

         WHEREAS, after the Closing, the Company may offer and sell additional shares of Common Stock to certain other persons and to employees of the Company and its Subsidiaries and such employees will, to the extent they are not otherwise parties hereto, become parties to this Agreement pursuant to Article X hereof;

         WHEREAS, pursuant to and subject to the terms and conditions of Article XII hereof, each of the members of the Windward Group and Windward/Badger have designated and appointed Windward as its attorney-in-fact, agent and representative to act on its behalf and on behalf of its Permitted Transferees in connection with this Agreement (in such capacity, Windward, and any successor thereof appointed pursuant to such Article XII, shall hereinafter be referred to as "the Windward Agent"); and

         WHEREAS, the Shareholders believe it to be in their best interests and in the best interests of the Company that they enter into this Agreement providing for certain rights and restrictions with respect to the shares of Common Stock owned by them or their Permitted Transferees.

         NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings ascribed to them below (such terms to be equally applicable to both singular and plural forms of the terms defined or referred to):

                  (a) The term "AFFILIATE" or "AFFILIATE" shall mean, with respect to any specified person, (x) any director or officer of, or any person that beneficially owns at least 5% of the capital stock or other equity interests of, such specified person, or (y) any other person directly or indirectly controlling, controlled by, or under common control with, such specified person, at any time during the period for which the determination of affiliation is being made; PROVIDED that in the case of a person who is an individual, such terms shall also include members of such specified person's immediate family (as defined in Instruction 2 of Item 404(a) of Regulation S-K under the Securities Act).

                  (b) The term "APPRAISAL VALUE" shall mean the value of the common equity of the Company determined in good faith within 60 days of engagement by a nationally recognized investment banking firm (the "Valuation Advisor") selected by mutual agreement between the general partner of the Family LP and Windward within 10 Business Days of notice of the exercise of a "put" or "call" right as contemplated by Article VII; if Windward and the general partner of the Family LP fail to agree upon a Valuation Advisor within such 10 Business Days, Windward and the general partner of the Family LP shall each select a nationally recognized investment banking firm and such appointees shall be instructed to agree, within 5 Business Days of their selection, on a nationally recognized investment banking firm who shall be the Valuation Advisor for purposes of this Agreement. In applying Appraisal Value to any calculation contemplated by this Agreement, the Appraisal Value shall be allocated on a per share basis (such that the relevant holder of shares shall be entitled to the proportionate value of the shares held by it) as follows: (x) the value per share shall be determined by dividing the Appraisal Value by the number of shares of Company Stock outstanding (calculated on a Fully-Diluted Basis) and (y) the value per share of a share of Company Stock subject to a vested Option or a vested Warrant shall mean the positive difference between Appraisal Value per share as calculated pursuant to clause (x) of this definition and the applicable exercise price per share of Company Stock of such Option or Warrant, as the case may be. With respect to the Valuation Advisor, the Company shall bear the fees of such firm. The Valuation Advisor shall be instructed to deliver written notice to the Board of Directors, Windward and the Family LP immediately upon its determination of such Appraisal Value, and such determination shall be final and binding.

                  (c) The term "BOARD" shall mean the Board of Directors of the Company.

                  (d) The term "BONA FIDE OFFER" shall mean any offer by a Third Party in writing, setting forth a specific purchase price and a closing date of no more than thirty days therefrom, which is fully financed and not subject to any material conditions.

                  (e) The term "BOOK VALUE" shall mean, (x) as to each share of Common Stock, the sum of (i) the price per share of Company Stock paid by the Windward Entities pursuant to the Recapitalization Agreement and (ii) the increase (or the decrease) in the book value per share of Common Stock (as determined in accordance with GAAP, calculated on a Fully-Diluted Basis) for the period commencing on the first day of the first fiscal quarter of the Company following the date hereof through and until the last day of the fiscal quarter of the Company immediately preceding the date on which book value shall be determined, and (y) as to each share of Common Stock subject to a vested Option or a vested Warrant, the positive difference between the Book Value as calculated pursuant to clause (x) of this definition and the applicable exercise price per share of Common Stock of such Option or a Warrant, as the case may be.

                  (f) The term "BUSINESS DAY" shall mean any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

                  (g) The term "CAUSE", used in connection with the termination of employment of any Management Shareholder by the Company or any Subsidiaries of the Company, shall mean a termination due to a finding by the Board in good faith that such Management Shareholder has: (a) failed, neglected or refused to perform his duties hereunder (including, without limitation, the Management Shareholder's inability to perform such duties as a result of alcohol or drug abuse, chronic alcoholism or drug addiction); (b) committed any willful, intentional or grossly negligent act having the effect of materially injuring the interest, business or reputation of the Company, any of its parents, subsidiaries or affiliates and any divisions the Management Shareholder may manage; (c) engaged in any willful misconduct, including insubordination, in respect of the duties or obligations of the Management Shareholder under this Agreement; (d) violated or failed to comply in any material respect with the Company's published rules, regulations or policies, as in effect from time to time; (e) committed a felony or misdemeanor involving moral turpitude, fraud, theft or dishonesty (including entry of a NOLO CONTENDERE plea); (f) misappropriated or embezzled any property of the Company and its affiliates and subsidiaries (whether or not a misdemeanor or felony); and (g) breached this Agreement or the applicable employment agreement, if any; PROVIDED, HOWEVER, that in the event that the Company determines to terminate a Management Shareholder's employment pursuant to clauses (a), (c), (d) or (g) of this definition of Cause, such termination shall only become effective if the Company shall first give such Management Shareholder notice of such Cause and such Management Shareholder shall fail within 20 Business Days of receipt of such notice to substantially rectify or correct the same.

                  (h) The term "CLASS A COMMON STOCK" shall mean the Class A Common Stock named as "Class A Common Stock" in the second paragraph of this Agreement.

                  (i) The term "CLASS B COMMON STOCK" shall mean the Class B Common Stock named as "Class B Common Stock" in the second paragraph of this Agreement.

                  (j) The term "CLASS C COMMON STOCK" shall mean the Class C Common Stock named as "Class C Common Stock" in the second paragraph of this Agreement.

                  (k) The term "CLASS D COMMON STOCK" shall mean the Class D Common Stock named as "Class D Common Stock" in the second paragraph of this Agreement.

                  (l) The term "COMMON STOCK" shall mean the capital stock named as "Common Stock" in the second paragraph of this Agreement, and any and all shares of capital stock or other securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), which may be issued in respect of, in exchange for, or in substitution for any shares of Common Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                  (m) The term "COMPANY" shall mean the person named as the "Company" in the first paragraph of this Agreement, and any successor or assign thereof.

                  (n) The term "COMPANY STOCK" shall mean the Common Stock and any other capital stock of any class or series of the Company, and any securities of the Company convertible into, or exercisable or exchangeable for, any such Common Stock or other capital stock of the Company (including, without limitation, (i) shares of Common Stock issued (or issuable) pursuant to the Recapitalization Agreement, (ii) shares of Common Stock issued pursuant to the Company Stock Option Plan or any other stock option plan or employee benefit or other incentive plan presently in effect or which may be adopted by the Company after the date hereof, (iii) shares of Common Stock issued (or issuable) upon exercise of the Warrants, any other warrants or upon exercise of preemptive rights granted by the Company, (iv) the Warrants and any other warrants or options to purchase Common Stock (the "Options"), and (v) shares of Common Stock issued and outstanding prior to the date hereof). The term "Company Stock" shall include, except as otherwise provided herein, any and all shares of capital stock or other securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise), which may be issued in respect of, in exchange for, or in substitution for any shares of Company Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

                  (o) The term "COMPANY STOCK OPTION PLAN" shall mean the American Bumper & Mfg. Co. 1997 Stock Option Plan, adopted by the Company as of the date hereof pursuant to the Recapitalization Agreement.

                  (p) The term "CONTROL", when used with respect to any person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  (q) The term "CREDIT AGREEMENT" shall mean the Credit Agreement, dated as of the date hereof, among the Company, each financial institution which is a party thereto, and BancAmerica Securities, Inc., as in effect at the Closing (as defined in the Recapitalization Agreement), and as the same may be amended, supplemented, modified or extended without increasing the principal amount thereof and as the same may be renewed, refinanced or replaced from time to time.

                  (r) The term "DISABILITY" shall mean an illness, injury or other incapacitating condition as a result of which the Management Shareholder is unable to perform the services required to be performed by the Company in accordance with his or her job for (i) ninety (90) consecutive days during any one year period, or (ii) a period or periods aggregating more than ninety (90) days in any six (6) consecutive months. The Management Shareholder agrees to submit to such medical examinations as may be necessary to determine whether a Disability exists, pursuant to such reasonable requests made by the Board from time to time. The date of such Disability shall be on the last day of such 90 day period.

                  (s) The term "DULY ENDORSED" shall mean (i) duly endorsed in blank by the person or persons in whose name a stock certificate or certificate representing a debt security is registered or (ii) accompanied by a duly executed stock or security assignment separate from the certificate, in each case with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

                  (t) The term "EBITDA" shall mean the consolidated net income (or loss) of the Company and its Subsidiaries, excluding (to the extent net income is reduced or increased or net loss is increased or reduced thereby), without duplication, (a) interest expense, (b) provisions for taxes based on income, (c) depreciation expense, (d) any amortization expense, (e) extraordinary gains or losses, (f) gains or losses on the sale or disposal of assets not in the ordinary course of business, (g) the cumulative effect of any changes in accounting principles, (h) the granting or modification of options under option (and similar) plans (other than legal and other costs incurred in connection with the establishment and administration of such plan), (i) investment income and losses and (j) unusual or non-recurring income and expenses, in each case as shown on the Company's unaudited (or audited, with respect to any four fiscal quarters for which audited statements are otherwise available) consolidated financial statements for the four fiscal quarters of the Company ending immediately prior to the particular date on which the EBITDA calculation is being made, in each case calculated in accordance with GAAP.

                  (u) The term "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  (v) The term "FAIR MARKET VALUE", used in connection with the value of (x) a share of Company Stock, shall mean the quotient of (i) the excess of (1) the product of (A) 4.8 multiplied by (B) the amount of EBITDA, as shown on the Company's unaudited (or audited, with respect to any four fiscal quarters for which audited statements are otherwise available) consolidated financial statements for the four fiscal quarters of the Company ending immediately prior to the particular date of termination of employment in question, over (2) the amount of Net Indebtedness as of the end of the period in question, divided by (ii) the total number of shares of Company Stock (calculated on a Fully-Diluted Basis), and (y) a share of Company Stock subject to a vested Option or a vested Warrant shall mean the positive difference between Fair Market Value as calculated pursuant to clause (x) of this definition and the applicable exercise price per share of Company Stock of such Option or Warrant, as the case may be.

                  (w) The term "FINANCING DEFAULT" shall mean an event or circumstance which would constitute (or with notice or lapse of time or both would constitute) an event of default under any outstanding Indebtedness of the Company, or any refunding, refinancing or extension of any of the foregoing, as any agreements pertaining thereto may be amended from time to time, and which event or circumstance has not been waived or cured.

                  (x) The term "FULLY-DILUTED BASIS" shall mean, with respect to any calculation of the outstanding number of shares of Company Stock or the outstanding amount of common equity of the Company (as the case may be), an amount equal to the total outstanding number of shares of Company Stock and all other shares of common stock of the Company, calculated without duplication and assuming the conversion of all outstanding shares of convertible capital stock and securities of the Company and the exercise of all vested or exercisable (or which become vested or exercisable in connection with the events causing such calculation) warrants, options and other rights (including, without limitation, employee stock options pursuant to the

Company Stock Option Plan and the Warrants to purchase shares of Company Stock or other common stock of the Company.

                  (y) The term "GAAP" shall mean U.S. generally accepted accounting principles, as in effect on the date any calculation thereunder is made, applied on a basis consistent with prior periods.

                  (z) The term "INDEBTEDNESS" of any person shall mean without duplication, (i) the principal of, premium (if any) and interest and related fees and expenses (if any) in respect of (A) indebtedness of such person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such person is responsible or liable (including, without limitation, any debt offering pursuant to Rule 144A promulgated under the Securities Act); (ii) all capital lease obligations of such person; (iii) all obligations of such person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such person and all obligations of such person under any title retention agreement; (iv) all obligations of such person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction; (v) all obligations of the type referred to in clauses (i) through (iv) of other persons and all dividends of other persons for the payment of which, in either case, such person is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise, including any guarantees of such obligations and dividends, but, in each case, only to the extent such person is responsible or liable for such obligations or dividends; (vi) all obligations of the type referred to in clauses (i) through (v) of other persons secured by any Encumbrance (as defined in the Recapitalization Agreement) on any property or asset of such person (whether or not such obligation is assumed by such person); and (vii) to the extent not otherwise included in this definition, any interest rate or currency swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect such person or any Subsidiaries against fluctuations in interest rates or currency.

                  Notwithstanding any of the foregoing provisions of this definition of "Indebtedness", (1) the amount outstanding at any time of any Indebtedness issued with original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with generally accepted accounting principles, and (2) Indebtedness shall not include (A) any liability for federal, state, local or other taxes, (B) trade accounts payable and other accrued expenses arising in the ordinary course of business, or (C) with respect to the deferred purchase price of property, obligations which are due within six months after the date of placing such property in service or taking delivery and title thereto. The amount of Indebtedness of any person at any date shall be (x) the outstanding balance at such date of all unconditional obligations as described above, and (y) the maximum liability determined by such person's Board of Directors, in good faith, as reasonably likely to occur, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

                  (aa) The term "IPO EVENT" shall mean an initial public offering of capital stock by the Company involving the Registration and sale of an aggregate of $10 million or more of common equity of the Company, whether involving a primary offering or a combined primary and secondary offering, and pursuant to which the Company becomes listed on a national securities exchange or on the Nasdaq Stock Market or Nasdaq National Market; PROVIDED that in the event that the Windward Agent consents to an initial public offering that involves the Registration and sale of less than $10 million common equity of the Company, then an IPO Event shall be deemed, for purposes of this Agreement, to mean a Registration which, when taken together with all other Registrations, constitutes a sale by the Company, its shareholders or any combination thereof, of $10 million or more of common equity of the Company (as calculated the manner set forth above).

                  (ab) The term "LIFE INSURANCE PROCEEDS" shall mean proceeds paid to the Company as beneficiary under the life insurance policy purchased pursuant to Section 7.5 herein, whereby in the event the Family LP exercises its "put right" pursuant to Section 7(a) herein or the Company exercises its "call right" pursuant to Section 7(b) herein, such proceeds shall be applied to the purchase price of any shares purchased under such "put right" or "call right", as the case may be; PROVIDED, HOWEVER, that in no event shall such Life Insurance Proceeds in excess of $15 million be applied to any such "put right" or "call right".

                  (ac) The term "NET INDEBTEDNESS" shall mean (i) Indebtedness less (ii) cash and cash equivalents, in each case, of the Company as shown on the Company's most recently available balance sheet prior to the date of determination. For purposes of this definition, cash and cash equivalents shall be deemed to (i) include the unpaid exercise price of vested, in the money (as determined in good faith by the Board of Directors) Options or Warrants and (ii) exclude cash against which checks are outstanding as of the date of determination.

                  (ad) The term "PERMITTED TRANSFEREE" of a Shareholder shall mean the Company and:

                           i) in the case of any member of the Windward
Group, (A) corporations, partnerships or other entities which are Affiliates of any member (or any general or limited partner or equity holder of any member) of the Windward Group (collectively, the "Windward Affiliates"), (B) any general partner, limited partner, controlling shareholder, director, officer, managing director or other employee of Windward or any Windward Affiliate (collectively, the "Windward Associates"), (C) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Windward Associate and (D) any trust, the beneficiaries of which, or corporation or partnership, the shareholders or general or limited partners of which, include only a Windward Associate, his or her spouse, members of his or her immediate family or his or her lineal descendants, to which any such member of the Windward Group, a Windward Affiliate or a Windward Associate has transferred shares of Company Stock;

                           ii) in the case of Windward/Badger, (A)
corporations, limited liability companies, partnerships or other entities which are Affiliates of Windward/Badger (or any manager, member or equity holder of Windward/Badger) (collectively, the "Windward/Badger Affiliates") or any member of the Windward Group or any Windward Affiliate, (B) any general partner, limited partner, member, controlling shareholder, director, officer, managing director or other employee of Windward/Badger or any Windward/Badger Affiliates (collectively, the "Windward/Badger Associates"),
(C) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Windward/Badger Associate, and (D) any trust, the beneficiaries of which, or a corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which, include only a Windward/Badger Associate, his or her spouse, members of his or her immediate family or his or her lineal descendants, to which any such member of Windward/Badger, a Windward/Badger Affiliate or a Windward/Badger Associate has transferred shares of Company Stock; and

                           iii) in the case of a Management Shareholder, (A)
the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Management Shareholder, as the case may be, and (B) any trust, the beneficiaries of which, or a corporation or partnership, the shareholders or general or limited partners of which, include only a Management Shareholder, his or her spouse, members of his or her immediate family or his or her lineal descendants, to which a Management Shareholder has transferred shares of Company Stock; and

                           iv) in the case of the Family LP, (A)
corporations, limited liability companies, partnerships or other entities which are Affiliates of Family LP or any general or limited partner (collectively, the "Family LP Affiliates"), (B) any general partner, limited partner, member or controlling shareholder of Family LP or any Family LP Affiliates (collectively, the "Family Associates"), (C) the lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Family LP Associate, and (D) any trust, the beneficiaries of which, or a corporation or partnership, the shareholders or partners of which, include only a Family LP Associate, his or her spouse, members of his or her immediate family or his or her lineal descendants, to which Family LP, a Family LP Associate or a Family LP Affiliate has transferred shares of Company Stock; in each case, who has agreed in writing (acceptable to the Board of Directors of the Company) prior to such Transfer, that any Company Stock Transferred to such Person(s) shall be available to satisfy indemnification claims of the Buyer/Company Indemnified Parties (as defined in the Recapitalization Agreement) pursuant to Section 11.1 of the Recapitalization Agreement and that such transferee shall assume the obligations of Seller (or any prior Permitted Transferee) under Section 11.1 of the Recapitalization Agreement to the extent of such Company Stock so Transferred;

PROVIDED that in each case (1) each such transferor has obtained the prior written consent of the Company (which consent shall not be withheld unless, in the opinion of the Company, such transfer together with all other transfers of Company Stock made after the Closing could result in or create a significant risk (as defined below) that the Company may become subject to, or after any Registration will continue to be subject to, the informational requirements of the Exchange Act) and (2) each such transferee (other than the Company) has agreed in writing, in accordance with Article X hereof, to be bound by the terms and conditions of this Agreement to the same extent and in the same manner as the Shareholder transferring such shares of Company Stock; PROVIDED FURTHER that the transfer to any such person is in compliance with all applicable federal, state and foreign securities laws. For the purposes of this Section 1.1(ad), a "significant risk" shall be deemed to arise when the number of "holders of record" (as determined in accordance with the Exchange Act) is greater than 80% of the number of "holders of record" that would cause the application or continued application of the informational requirements of the Exchange Act under the then existing circumstances.

                  (ae) The term "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, or other entity of whatever nature.

                  (af) The term "PIGGYBACK SECURITIES" shall mean those Registrable Securities which are requested to be sold by any Shareholder pursuant to Section 9.2 hereof.

                  (ag) The term "REGISTRABLE SECURITIES" shall mean shares of Common Stock (including, without limitation, shares of Common Stock issued pursuant to the Recapitalization Agreement, shares of Common Stock issued pursuant to the Company Stock Option Plan or any other stock option plan or employee benefit or other incentive plan presently existing or which may be adopted by the Company after the date hereof, shares of Common Stock issued upon exercise of any warrants or options or upon exercise of preemptive rights granted by the Company, and shares of Common Stock issued and outstanding prior to the date hereof) and any other equity securities of the Company or any successor corporation issued in exchange for or in respect of such shares of Common Stock. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (ii) such securities shall have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force, or (iv) such securities shall cease to be outstanding.

                  (ah) The term "REGISTRATION" shall mean a BONA FIDE public offering of the Company's securities pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws.

                  (ai) The term "REGISTRATION EXPENSES" shall mean all expenses of the Company incident to the Company's performance of or compliance with Article IX hereof, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration, filing and listing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, all fees and expenses of the transfer agent and registrar for the Common Stock, printing expenses, messenger and delivery expenses, the reasonable fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or national market system on which Registrable Securities are to be listed or on which similar securities issued by the Company are to be listed in connection with such transaction, reasonable fees and disbursements of counsel for the Company and all independent certified public accountants for the Company (including the expenses of any annual audit, special audit and "cold comfort" letters required in connection therewith or incident thereto), securities laws liability insurance (if the Company so desires or if the underwriters so desire), the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any qualified independent underwriter or any person acting in a similar capacity under the rules of the NASD, the reasonable fees and disbursements of one counsel retained in connection with each such registration by the Shareholders who hold a majority of the Registrable Securities being registered, the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by the holders of such Registrable Securities).

                  (aj) The term "REPRESENTATIVE" shall mean, with respect to a particular person, any director, officer, general partner, limited partner, co-owner, member, nominee, managing director or controlling person of such person.

                  (ak) The term "RETIREMENT" shall mean, with respect to a Management Shareholder, the Management Shareholder's retirement as an employee of the Company or any Company Subsidiaries in accordance with the policies of the Company or such Subsidiaries.

                  (al) The term "SECURITIES ACT" shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder.

                  (am) The term "SEC" shall mean the United States Securities and Exchange Commission.

                  (an) The term "SHAREHOLDERS" shall mean (i) each of the members of the Windward Group, (ii) Windward/Badger, (iii) the Family LP, (vi) the Management Shareholders, (v) persons who or which have acquired shares of the Company's capital stock from, and are Permitted Transferees of, any of them, and any combination of them, and (vi) such other persons who or which become parties to this Agreement pursuant to the terms and conditions of this Agreement.

                  (ao) The term "SUBSIDIARIES" shall have the same meaning as set forth in the Recapitalization Agreement.

                  (ap) The term "THIRD PARTY" shall mean, with respect to any Shareholder, any person other than (i) such Shareholder's Permitted Transferees and (ii) the Company.

                  (aq) The term "TRANSFER" shall mean any direct or indirect sale, assignment, mortgage, transfer, pledge, gift, hypothecation or other disposition of or transfer of capital stock (other than any BONA FIDE pledge or hypothecation of capital stock to a financial institution(s) in connection with any loan from such financial institution(s)).

                  (ar) The term "VIOLATION" shall mean, with respect to any purchase of shares of Company Stock, any event or circumstance pursuant to which the purchase of such shares (together with any other purchases of Company Stock pursuant to this Agreement of which the Company has at such time been given or has given notice) would (A) conflict with or result in a violation of or breach (or any event which with lapse of time or the occurrence of any act or event or otherwise would constitute or result in any of the foregoing) any law, statute, rule, regulation, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Company or its Subsidiaries or any of their properties or assets or (B) violate or conflict with or constitute a breach or default, or an event creating rights of acceleration or termination (in each case, whether upon lapse of time or the occurrence of any act or event or otherwise), under any agreement to which the Company or any of its Subsidiaries is a party or by which any of their properties or assets may be bound.

                  (as) The term "VOLUNTARY TERMINATION" shall mean the voluntary termination by a Management Shareholder of his or her employment with the Company or any Company Subsidiaries by voluntary resignation or any other means, other than (i) in connection with the Retirement, Disability or death of such Management Shareholder or (ii) simultaneous with or following termination for Cause or at a time when there is in existence or outstanding any matter, event or circumstance which if known to the Company at the time of such voluntary termination by the Management Shareholder of his or her employment would have allowed the Company or any Company Subsidiaries to have terminated the Management Shareholder's employment for Cause (regardless of whether the Company knew, or should have known, of such matter, event or circumstance).

                  A Voluntary Termination shall be for "Good Reason" if it follows, within a reasonable period of time thereafter, (i) a material breach of the Company's obligations under the applicable employment agreement, if any, with such Management Shareholder, (ii) the Board, by vote in accordance with Article II hereof, but excluding those directors who are officers or employees, or former officers or employees, of the Company or its Subsidiaries, determines in its sole discretion that a Voluntary Termination by the Management Shareholder is for "Good Reason" under the circumstances then prevailing, (iii) a reduction in salary paid to the Management Shareholder, (iv) material reduction in the Management Shareholder's duties, authority or responsibilities or (v) the relocation of the Management Shareholder's place of employment (A) outside of the State of Michigan or (B) inside of the State of Michigan unless the Management Shareholder is provided with a reasonable relocation benefit package which shall include reasonable protection against loss on the sale of the Management Shareholder's residence; PROVIDED, HOWEVER, that in the event the Management Shareholder determines to voluntarily terminate his or her employment for Good Reason, such termination shall only become effective if the Management Shareholder shall first give the Company notice of such Good Reason and the Company shall fail within 20 Business Days of receipt of such notice to substantially rectify or correct the same.

                                   ARTICLE II

                              CORPORATE GOVERNANCE

         2.1 VOTING RIGHTS IN CHARTER; VOTING MATTERS RELATED TO CHARTER DOCUMENTS.

                  (a) The parties hereto acknowledge that the Company's Restated Articles of Incorporation (as amended as contemplated hereby, the "Articles") and by-laws ("By-laws") shall be amended on the date hereof (and each of the Shareholders agrees to use its respective best efforts to effect such amendment) as set forth in Exhibits A-1 and A-2 hereto.

                  (b) From and after the Closing, each Shareholder shall vote its shares of Company Stock (to the extent entitled to vote), at each regular or special meeting of shareholders of the Company or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions reasonably necessary, to ensure that the Articles or Company's By-laws (x) are consistent with the provisions of Section 2.1(a) above and (y) do not, at any time, conflict with the provisions of this Agreement. From and after the Closing, each Shareholder shall use its reasonable best efforts to cause its respective Nominees (as defined below), if any, to act in a manner consistent with the provisions of this Agreement. Any committee of the Board established by the Board in accordance with the Articles and By-laws shall include, as a majority of its members, Windward Nominees (as defined below), unless the Windward Agent consents otherwise.

                  (c) Any act or action to be taken or required to be taken by the Company pursuant to the terms of, or any amendment, modification, or waiver of, (i) this Agreement, (ii) the Recapitalization Agreement (following the closing thereunder), (iii) any Ancillary Agreement (as defined in the Recapitalization Agreement), (iv) any employee stock, bonus or other incentive plan or arrangement, or (v) any other agreement or arrangement contemplated hereby or thereby, shall require approval or action by the Board in accordance with the provisions of this Article II.

                  (d) The provisions of this Article II shall not apply following such time as the Company shall have become a subsidiary of another entity (except for any entity which is formed for the sole purpose of holding the stock of the Company or is a subsidiary of any member of the Windward Group or Windward/Badger).

         2.2 DESIGNATION OF DIRECTORS. From and after the Closing, each of the Shareholders shall vote its shares of Company Stock (to the extent entitled to vote) at each regular or special meeting of the shareholders of the Company called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions reasonably necessary to ensure that the Board shall consist of no more than twelve members and the election to the Board of the following individuals:
(x) for as long as the Family LP shall own any shares of Common Stock, (i) seven
(7) individuals (the "Windward Nominees") selected by Windward, as the agent for the Windward Group, who may be affiliated with Windward, (ii) one (1) individual selected by the holders of a majority of the percentage interests (the "Majority WP Holders") in Windward/Park (the "Windward/Park Nominee"), PROVIDED, HOWEVER, that in the event that at the end of any thirty (30) consecutive day period in which the Majority WP Holders shall have failed to select the Windward/Park Nominee, then the Windward Agent shall select the Windward/Park Nominee to serve until such time as the majority WP Holders shall select an individual to serve as the Windward/Park Nominee (at which time the individual appointed by the Windward Agent to serve as the Windward/Park Nominee shall resign and be replaced by the individual selected by the Majority WP Holders in accordance with Article II hereof), (iii) one (1) individual selected by the holders of a majority of the percentage interests (the "Majority WP Holders") in Windward/Badger (the "Windward/Badger Nominee"), PROVIDED, HOWEVER, that in the event that at the end of any thirty (30) consecutive day period in which the Majority WP Holders shall have failed to select the Windward/Badger Nominee, then the Windward Agent shall select the Windward/Park Nominee to serve until such time as the Majority WP Holders shall select an individual to serve as the Windward/Park Nominee (at which time the individual appointed by the Windward Agent to serve as the Windward/Park Nominee shall resign and be replaced by the individual selected by the Majority WP Holders in accordance with Article II hereof), (iii) one (1) individual selected by the holders of a majority of the percentage interests (the "Majority WB Holders") in Windward/Badger (the "Windward/Badger Nominee"), PROVIDED, HOWEVER, that in the event that at the end of any thirty (30) consecutive day period in which the Majority WB Holders shall have failed to select the Windward/Badger
Nominee, then the Windward Agent shall select the Windward/Badger Nominee to serve until such time as the Majority WB Holders shall select an individual to serve as the Windward/Badger Nominee (at which time the individual appointed by the Windward Agent to serve as the Windward/Badger Nominee shall resign and be replaced by the individual selected by the Majority WB Holders in accordance with Article II hereof), and (iv) three (3) individuals (the "Family LP Nominees") selected by Skoog, as agent for the Family LP (or by the Family LP and the Permitted Transferees of the Family LP, if any, as the Family LP and such Permitted Transferees may agree between or among themselves by the affirmative vote of the holders of a majority of the shares of Company Stock owned by such persons); PROVIDED, that in the event the Family LP shall own greater than 25% of the outstanding Company Stock (calculated on a Fully Diluted Basis), then the number of Family LP Nominees shall be increased (and correspondingly, the number of Windward Nominees shall be decreased) such that the number of Family LP Nominees shall be equal to the number of directors of the Company at such time multiplied by the percentage of the outstanding Company Stock owned by the Family LP (or the Family LP and its Permitted Transferees) (calculated on a Fully Diluted
Basis), rounded up to the nearest whole number and the Windward Nominees, Windward/Park Nominee and Windward/Badger Nominee shall constitute the remainder; and (y) following such time as the Family LP shall cease to own any shares of Common Stock but for so long as the Installment Note (as defined in the Recapitalization Agreement) shall not have been paid (or otherwise satisfied in full, including by set-off), (i) seven (7) Windward Nominees, (ii) one Windward/Park Nominee, (iii) one Windward/Badger Nominee and (iv) one Family LP Nominee (who shall resign from the Board on the date that the obligations on the Installment Notes are paid or otherwise satisfied). To effectuate the provisions of this Section 2.2, the Secretary of the Company, or if there be no Secretary such other officer of the Company as the Board may appoint to fulfill the duties of Secretary (the
"Secretary"), shall not record, and the Company shall not give effect to, any vote or consent contrary to, or inconsistent with, the terms of this Section
2.2. The Windward Nominees, the Windward/Park Nominee, the Windward/Badger Nominee and the Family LP Nominees are sometimes collectively referred to herein as the "Nominees" and individually as a "Nominee."

         2.3 REPLACEMENT OF NOMINEES. If, prior to his election to the Board pursuant to Section 2.2 hereof, any Nominee shall be unable or unwilling to serve as a director of the Company, the Shareholder or Shareholders who nominated any such Nominee shall be entitled to nominate a replacement who shall then be a Nominee for purposes of this Article II. If, following election to the Board pursuant to Section 2.2 hereof, any Nominee shall resign, die or be removed or be unable to serve for any reason prior to the expiration of his or her term as a director of the Company, the Shareholder or Shareholders who nominated such Nominee shall within 30 days of such event, notify the Board in writing of a replacement Nominee, and all Shareholders shall vote their shares of Company Stock (to the extent entitled to vote), at any regular or special meeting called for the purpose of filling positions on the Board, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions necessary, to ensure the election to the Board of such replacement Nominee to fill the unexpired term of the Nominee whom such new Nominee is replacing; PROVIDED that no person may be selected by a Shareholder or group of Shareholders as a Nominee if such person previously served as a director of the Company and was previously removed for Cause in accordance with
Section 2.6 hereof. If a Shareholder or Shareholders shall fail to so notify the Board, the Board may, in the event that there is an insufficient number of directors to constitute a quorum or otherwise conduct any business before the Board, nominate any other person to fill the vacancy for the remainder of that director's term.

         2.4 CALLING SPECIAL MEETINGS FOR THE REMOVAL OF NOMINEES. Each Shareholder hereby agrees to use such Shareholder's best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of shareholders of the Company and to vote all of the shares of Company Stock (to the extent entitled to vote) owned or held of record by such Shareholder for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without Cause) of any director if the persons designating such director pursuant to Section 2.2 hereof request, in a writing signed by the holders of a majority of the Company Stock owned by such Shareholders, his removal for any reason (with or without Cause (as set forth in Section 2.6), notwithstanding the provisions of Section 2.6). Except for any action taken in accordance with the previous sentence of this Section
2.4 or with respect to the removal of a director for Cause, each Shareholder further agrees to take no action, whether by voting of shares of Company Stock or otherwise, with respect to the removal of any director that was not designated by such Shareholder pursuant to Section 2.2 hereof.

         2.5 CALLING SPECIAL MEETINGS FOR THE ENFORCEMENT OF CORPORATE GOVERNANCE PROVISIONS. In order to effectuate the provisions of this Article II, each Shareholder hereby agrees that when any action or vote is required to be taken by such Shareholder pursuant to this Agreement, such Shareholder shall use its best efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of shareholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings to effectuate such shareholder action.

         2.6 REMOVAL FOR CAUSE. Each Shareholder hereby agrees that, subject to the requirements of applicable law and the Articles, no director shall be removed without Cause (except as provided in Section 2.4 hereof). For the purposes of Section 2.4 and this Section 2.6, "Cause" shall mean (i) the commission of an act of fraud or embezzlement against the Company or any of its Subsidiaries, (ii) the breach, violation or failure to comply in any material respect with the terms and conditions of any agreement between the director and the Company, or (iii) any conviction or guilty plea for a felony (or a plea of NOLO CONTENDERE thereto).

         2.7 GRANT OF PROXIES. In order to effectuate the provisions of this
Article II and in addition to and not in lieu of Sections 2.1 through 2.6 hereof, (i) the Windward Agent hereby grants to Mr. Gary L. Swenson, or if Mr. Swenson shall cease to be a managing director, officer, director, affiliate or associate (as such terms are defined in the rules and regulations under the Exchange Act) of the Windward Agent or of any member of the Windward Agent or any of its affiliates or associates, to his successor, who shall be a managing director, officer, director, affiliate or associate of the Windward Agent or of any member of the Windward Agent or any of its affiliates or associates and shall be selected by the Windward Agent, and
(ii) the Management Shareholders hereby grant to Robert H. Barton, or if Robert H. Barton shall cease to be an officer and shareholder of the Company, to a person who is an officer and shareholder of the Company and who is selected by the Management Shareholders, and (iii) the Family LP hereby grants to Skoog, or if Skoog shall cease to be the general partner of the Family LP, to a person who is the general partner of the Family LP and who is selected by the Family LP, a proxy to vote at any annual or special meeting of shareholders, or to take action by written consent in lieu of such meeting with respect to, all of the shares of Company Stock owned or held of record by such Shareholder solely for (x) the election of directors designated in accordance with Section 2.2 hereof, (y) the removal of directors in accordance with Sections 2.4 and 2.5 hereof, and (z) the election of a director to fill any vacancy on the Board in accordance with Section 2.3 hereof. The proxies granted pursuant to this Section
2.7 shall terminate on the ten-year anniversary of the date hereof, unless terminated prior to such date.

                                   ARTICLE III

                            RESTRICTIONS ON TRANSFER

         3.1 RESTRICTIONS ON TRANSFER.

                  (a) No Company stock now or hereafter owned by (i) the Family LP, (ii) the Management Shareholders, (iii) persons who or which have acquired shares of the Company's stock from, and are Permitted Transferees of, the Family LP or any of the Management Shareholders, and any combination of them, and (iv) such other persons (other than members of the Windward Group or their Permitted Transferees) who or which become parties to this Agreement pursuant to the terms and conditions of this Agreement, or any interest therein may be Transferred, except (i) for the sale by any Management Shareholder or the Family LP (or any of their respective Permitted Transferees), as the case may be, to a Third Party of any of such person's Company Stock arising as a result of the exercise of any "tag-along" rights pursuant to Article IV hereof (provided that during the period in which any Management Shareholder and his Permitted Transferees are subject to the "call" provisions of Article VI hereof (including, without limitation, any period following any termination of the Management Shareholder's employment with the Company and its Subsidiaries up until the expiration of the Company's call period set forth in Sections 6.1 and 6.3 hereof, such Management Shareholder, and his Permitted Transferees shall not be permitted to Transfer any shares of Company Stock pursuant to either the provisions of Article III hereof or the "tag-along" provisions of Article IV hereof, except for Transfers to the Permitted Transferees of such Management Shareholder), (ii) for any sale of shares in connection with the exercise by the Windward Group of its rights under Sections 5.1 through 5.6 hereof, (iii) upon the exercise by the Company (or its designee), the Family LP or any Management Shareholder (or his or her personal representatives) of any "call" or "put" rights, as applicable, provided for in Article VI or Article VII hereof, (iv) Transfers to or from a Permitted Transferee, or (v) for any sale of shares in connection with the exercise of such person's rights under Section 5.6 and Sections 9.1 through 9.11 hereof (provided that, prior to an IPO Event, neither the Family LP nor any Management Shareholder, as the case may be, and their Permitted Transferees, shall be permitted to Transfer any shares of Company Stock pursuant to the provisions of
Article IX hereof).

                  (b) Notwithstanding any provision herein to the contrary, no Management Shareholder who is employed by the Company (or any successor to the Company) may Transfer (including in connection with any Registration arising under Article IX hereof), in the aggregate, more than (i) prior to the consummation of the second Registration of Common Stock following an IPO Event, one-half, (ii) following the consummation of the second Registration of Common Stock following an IPO Event, but prior to the consummation of the third Registration following an IPO Event, two-thirds, and (iii) thereafter, three-quarters, in each case, of the aggregate number of shares of Common Stock such Management Shareholder could have been entitled to own by adding (x) all shares of Common Stock owned by such Management Shareholder as of the date hereof, (y) all shares of Common Stock issuable upon exercise of all of such Management Shareholder's Warrants as of the date hereof, and (z) all shares of Common Stock issuable upon the exercise of such Management Shareholder's Options as of the initial date of the grant of such Options; PROVIDED, HOWEVER, THAT, the foregoing restriction shall not apply to any Transfer by any Management Shareholder arising as a result of the exercise of any "tag-along" rights pursuant to Article IV hereof.

                  (c) Any Transfer of Company Stock made pursuant to this
Section 3.1 to a Permitted Transferee shall be effective only if such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to the provisions of Article X hereof. No Transfer of Company Stock in violation of this Agreement shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

                                   ARTICLE IV

                                TAG-ALONG RIGHTS

         4.1 TAG-ALONG RIGHTS GENERALLY.

                  (a) Subject to the restrictions on Transfer set forth in
Section 3.1 hereof, any Shareholder or Shareholders who are either (i) members of the Windward Group (or their Permitted Transferees) or (ii) Windward/Badger (or its Permitted Transferees), may, individually or collectively, in any one transaction or any series of similar transactions, Transfer any shares of Company Stock to any Third Party, but only if the Shareholder or Shareholders who are either (i) members of the Windward Group (or their Permitted Transferees) or (ii) Windward/Badger (or its Permitted Transferees), as the case may be, desiring to so transfer their Company Stock (collectively, the "Transferor") first offer to each of the other Shareholders (the "Tag-Along Offerees") to include, at the option of each Tag-Along Offeree, in the sale or other disposition to the Third Party, such number of shares of Common Stock (collectively, the "Tag-Along Stock") as shall be determined in accordance with this Article IV.

                  (b) Upon the receipt by any Transferor or Transferors of a Bona Fide Offer or offers to purchase or otherwise acquire (or if such Transferor or Transferors has otherwise agreed to Transfer (other than in connection with an IPO Event)) shares of its or their Company Stock from a Third Party (other than a Transfer which pursuant to Section 4.5 hereof would not be subject to the provisions of Sections 4.1 through 4.4 hereof) which such Transferor or Transferors desire to accept, such Transferors shall cause the Third Party's offer to be reduced to writing and shall provide a copy of such written notice of such Third Party's offer (the "Tag-Along Notice") to the Company, and the Company shall provide a copy of the Tag-Along Notice to each of the Tag-Along Offerees in the manner set forth in Section 14.7 hereof. The Tag-Along Notice must contain an offer to purchase or otherwise acquire shares of Tag-Along Stock from the Tag-Along Offerees according to the terms and conditions of this Article IV and upon the same terms and conditions as the terms and conditions contained in the Third Party's offer and shall be accompanied by a true and correct copy of the Third Party's offer.

                  (c) At any time within 10 Business Days after its receipt of the Tag-Along Notice, each of the Tag-Along Offerees may irrevocably accept the Third Party offer included in the Tag-Along Notice for up to such number of shares of Tag-Along Stock as is determined in accordance with the provisions of this Article IV by furnishing written notice of such acceptance to the Transferor and such Third Party; such written notice of acceptance must be accompanied by the certificate or certificates representing the shares of Tag-Along Stock (which shall be free and clear of liens, other than arising pursuant to the terms of this Agreement), Duly Endorsed, to be sold or otherwise disposed of pursuant to such offer by such Tag-Along Offeree, together with a limited power-of-attorney authorizing the Transferor to sell or otherwise dispose of such shares of stock pursuant to the terms and conditions of such Third Party's offer and the terms and conditions of this Article IV.

                  (d) Notwithstanding anything to the contrary contained in this Article IV, there shall be no liability on the part of the Transferor to any Shareholder in the event that the sale of Company Stock to the Third Party contemplated pursuant to this Article IV is not consummated for any reason whatsoever. Whether a sale of Company Stock to the Third Party contemplated pursuant to this Article IV is effected is in the sole and absolute discretion of the Transferor.

         4.2 ALLOCATION OF SHARES OF TAG-ALONG STOCK. Each Tag-Along
Offeree shall have the right to sell pursuant to the Third Party's offer a number of shares of Tag-Along Stock up to the product of (x) the total number of shares to be acquired by the Third Party as set forth in the Tag-Along Notice (or such higher number of shares as such Third Party may agree to), times (y) a fraction, (1) the numerator of which shall be the number of shares of Common Stock held or deemed to be held by such Tag-Along Offeree as of the date of the Tag-Along Notice (for the purpose of such calculation, a Tag-Along Offeree shall be deemed to hold the number of shares of Common Stock which would be issuable, as of the date of the Tag-Along Notice, to such Tag-Along Offeree upon conversion, exercise or exchange of all securities then held by such Tag-Along Offeree that are then convertible, exercisable or exchangeable (but excluding any unvested options) into or for (whether directly or indirectly) shares of Common Stock) and (2) the denominator of which shall be the aggregate number of shares of Common Stock (calculated as aforesaid) held or deemed to be held on such date by all Shareholders who have elected to participate in such Tag-Along; PROVIDED that all allocations referred to herein shall be determined in good faith by the Company in accordance with the provisions of this Section 4.2.

         4.3 TRANSFER MECHANICS. The purchase from the Tag-Along Offerees pursuant to this Article IV shall be on the same terms and conditions, including any representations, warranties, covenants and indemnities and the per share price (which, in the event of cash consideration, shall be paid by bank, cashier's or certified check or by wire transfer of immediately available funds, unless otherwise specified in the Tag-Along Notice provided to the Tag-Along Offerees by the Company) and the date of sale or other disposition, as are received by the Transferor and stated in the Tag-Along Notice provided to the Tag-Along Offerees by the Company. As promptly as practicable (but in no event later than 3 Business Days) after the consummation of the sale or other disposition of Company Stock of the Transferor and Tag-Along Stock of the Tag-Along Offerees to the Third Party pursuant to the Third Party's offer, the Transferor shall notify the Tag-Along Offerees thereof, shall remit to each Tag-Along Offeree who accepted the Third Party's offer in accordance with the provisions of this
Article IV the total sales price of the shares of Tag-Along Stock of such Tag-Along Offeree sold or otherwise disposed of pursuant thereto (together with any excess shares of Tag-Along Stock of such Tag-Along Offeree which are not sold or otherwise disposed of pursuant thereto), and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms and conditions thereof as may be reasonably requested by the Tag-Along Offerees.

         4.4 TRANSFERS TO THIRD PARTIES AFTER SHAREHOLDERS DECLINE
TAG-ALONG RIGHTS. If within 10 Business Days after the receipt of the Tag-Along Notice, any Tag-Along Offeree has not accepted the offer contained in the Tag-Along Notice, such Tag-Along Offeree will be deemed to have waived any and all rights with respect to the sale or other disposition of Tag-Along Stock described in the Tag-Along Notice and the Transferor shall have 60 days in which to sell or otherwise dispose of the shares of Company Stock described in the Third Party's offer, on terms and conditions not more favorable to the Transferor than were set forth in the Tag-Along Notice. If, at the end of 60 days following the receipt of the Tag-Along Notice, the Transferor has not completed the sale or other disposition of Company Stock of the Transferor and Tag-Along Stock of any Tag-Along Offeree in accordance with the terms and conditions of the Third Party's offer, the Transferor shall return to such Tag-Along Offeree all certificates representing shares of Tag-Along Stock which such Tag-Along Offeree delivered for sale or other disposition pursuant to this
Article IV, and all the restrictions on Transfer contained in this Agreement with respect to Company stock owned by the Transferor shall again be in effect.

         4.5 EXCEPTIONS TO TAG-ALONG RIGHTS. The provisions of this Article
IV shall not be applicable to any Transfer of Company Stock (a) from any Shareholder to any Permitted Transferee, or from any Permitted Transferee of such Shareholder to such Shareholder, provided that in any Transfer to a Permitted Transferee such Permitted Transferee (other than the Company) must agree in writing to be bound by the terms and conditions of this Agreement pursuant to the provisions of Article X hereof, (b) made pursuant to a public offering of Company Stock in connection with the exercise by any Shareholder of its rights pursuant to Article IX hereof or in connection with the exercise by the Windward Group of its rights pursuant to Section 5.6 hereof or made in compliance with Rule 144 or into a public trading market, (c) made in connection with the exercise by the Windward Group of a Compelled Sale Right or (d) between the Company (or its designee), on the one hand, and the Family LP or any Management Shareholder or employee of the Company and its Subsidiaries (or any of their respective Permitted Transferees), on the other, pursuant to Articles VI, VII or X hereof.

                                    ARTICLE V

                       RIGHTS TO COMPEL SALE OR IPO EVENT

         5.1 RIGHTS TO COMPEL SALE GENERALLY. The Windward Group shall have the right (the "Compelled Sale Right") to cause the sale of all or substantially all of the Company to a Third Party (the "Third Party Purchaser"), whether pursuant to a sale of Company Stock, merger, consolidation, stock swap, business combination, sale of assets (in which case, substantially all shall mean more than 75% of the assets calculated on a fair market basis in good faith by the Board of Directors) or similar transaction (any such sale, the "Compelled Sale"); PROVIDED that the Windward Group gets treated no more favorably as to the terms and conditions of the Compelled Sale than the other Shareholders (other than with respect to any commercially reasonable transaction fee arrangements entered into by the Company and Windward (or any of its Affiliates) in connection with a Compelled Sale). If the Windward Group proposes to exercise its Compelled Sale Right, the Windward Agent shall send written notice of the exercise of its Compelled Sale Right to each of the remaining Shareholders, setting forth the consideration to be paid by the Third Party Purchaser and the other terms and conditions of such transaction (such notice, the "Compelled Sale Notice").

         5.2 COMPELLED SALE PURSUANT TO A SALE OF COMPANY STOCK.

                  (a) In the event that the Windward Group determines to exercise its Compelled Sale Right pursuant to a sale of Company Stock to the Third Party Purchaser, then the Windward Agent may, at its option, require the remaining Shareholders and their respective Permitted Transferees to sell all Company Stock (along with all rights to acquire Company Stock and similar interests) held by them to the Third Party Purchaser for the same consideration per share (appropriately adjusted in the case of securities such as options and warrants) and otherwise on the same terms and conditions upon which the Windward Group sells its shares of Company Stock (along with all rights to acquire Company Stock and similar interests). Within 10 days following the date on which the Windward Agent delivers the Compelled Sale Notice, each of the remaining Shareholders shall deliver to a representative of the Windward Agent designated in the Compelled Sale Notice, certificates representing all shares of Company Stock (along with all rights to acquire Company Stock and similar interests) held by such Shareholder, Duly Endorsed, together with all other documents reasonably required to be executed in connection with such transaction; PROVIDED that in the event that the Windward Group does not anticipate consummating such Compelled sale within 30 days after the date of delivery of the Compelled Sale Notice, the Windward Group shall subsequently notify the remaining Shareholders of the anticipated date of consummation of such Compelled Sale and such remaining Shareholders shall thereupon deliver to such designated representative of the Windward Agent, within 5 days prior to such anticipated date of consummation, such certificates and documents.

                  (b) In the event that a remaining Shareholder and its Permitted Transferees should fail to deliver such certificates and documents to the Windward Agent, then (i) the Company shall cause the books and records of the Company to show that such shares are bound by the provisions of this Article V and that such shares may be transferred only to the Third Party Purchaser and
(ii) such remaining Shareholder and each of its Permitted Transferees (A) shall not be entitled to the consideration it is to receive under this Section 5.2 until it cures such failure (provided that after curing such failure it shall be so entitled to such consideration without interest), (B) shall for all purposes be deemed no longer to be a shareholder of the Company and have no voting rights with respect to such shares of Company Stock, (C) shall not be entitled to any dividends or other distributions with respect to the shares of Company Stock held by it, (D) shall have no other rights or privileges granted to shareholders under this or any other agreement and (E) in the event of liquidation of the Company, shall have rights subordinate to the rights of any equity holder with respect to any consideration it would have received if it had complied with this
Section 5.2, if any, until it cures such failure (provided, that after curing such failure it shall be so entitled to such consideration without interest). If any party so fails to deliver such certificates and documents as so required it shall execute, acknowledge and deliver all such further agreements and take all such further actions as may be reasonably necessary or desirable to give effect to the provisions of this Section 5.2.

                  (c) If, within six (6) months after the Windward Agent gives such notice, the Windward Group has not completed the sale of all the shares of Company Stock (along with all rights to acquire Company Stock and similar interests) of the Shareholders in accordance herewith, the Windward Agent shall return to each of the remaining Shareholders all certificates representing shares of Company Stock that such Shareholder delivered for sale pursuant hereto and that were not purchased pursuant to this Article V.

                  (d) Shareholders who deliver to the Windward Agent certificates representing shares of Company Stock in accordance with this
Section 5.2 or otherwise pursuant to a Compelled Sale shall retain full voting control (to the extent such shares are entitled to vote) and any other rights and incidents of ownership associated with such Shareholder's ownership of such shares until the applicable Compelled Sale has been completed or such shares have been returned in accordance with the provisions of this Article V and such shares will be held by the Windward Agent for the benefit of such Shareholder until such time.

         5.3 COMPELLED SALE OTHER THAN PURSUANT TO A SALE OF COMPANY STOCK.
In the event that the Windward Group determines to exercise its Compelled Sale Right pursuant to a merger, consolidation, stock swap, business combination, sale of assets or similar transaction, then the Windward Agent may, at its option, require the remaining Shareholders and their respective Permitted Transferees to vote in favor of such transaction. In particular, in the event of any such proposed transaction, upon any request by the Windward Agent, each of the Shareholders shall use its respective best efforts (i) to call, or cause the appropriate officers and directors of the Company to call, a special meeting of shareholders of the Company to consider approval of such proposed transaction, and (ii) vote in favor of such proposed transaction all of the shares of Company Stock owned or held of record by such Shareholder (to the extent entitled to vote), at each regular or special meeting of the shareholders of the Company called for the purpose of voting on such matter, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions reasonably necessary, to ensure that all necessary shareholder approvals for such transaction are obtained.

         5.4 COOPERATION IN CONNECTION WITH COMPELLED SALE. Each Shareholder shall reasonably cooperate with the Windward Agent and the other members of the Windward Group in the event that the Windward Group determines to exercise its Compelled Sale Right pursuant to this Article V and shall take all reasonably necessary and appropriate actions in connection with any such Compelled Sale as may be reasonably requested by the Windward Agent (including, without limitation, entering into such agreements and instruments in connection with any such Compelled Sale as may be requested by the Windward Agent (subject to the provisions of the next sentence)). Without limitation to the foregoing provisions, each Shareholder hereby covenants and agrees that, at the request of the Windward Agent, it will promptly enter into any agreements and instruments (which may include such representations, warranties, covenants and indemnities as may be negotiated by the Windward Agent) with a Third Party Purchaser relating to any Compelled Sale that is negotiated by the Windward Agent; PROVIDED, HOWEVER, that unless the Shareholders shall otherwise agree, all such representations, warranties and indemnities shall be several and not joint as among the Shareholders.

         5.5 NOTICE OF CONSUMMATION OF COMPELLED SALE. Promptly (but in no event later than 2 Business Days) after the consummation of any sale transaction contemplated pursuant to

Section 5.1 hereof, the Windward Agent shall give notice thereof to the remaining Shareholders, shall remit to each of the remaining Shareholders the total transaction proceeds to which such Shareholders are entitled pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms and conditions thereof as may be reasonably requested by such Shareholders.

         5.6 RIGHTS TO COMPEL IPO EVENT.

                  (a) The Windward Agent may, on behalf of the Windward Group, at any time, in its sole discretion, cause the Company to effect an IPO Event (which may include, at the Windward Agent's option, the secondary sale of shares of Company Stock then held by the Windward Group and Windward Badger (pro rata based upon their relative ownership percentage)); PROVIDED that the Family LP, the members of the Windward Group and Windward/Badger shall be entitled to participate in any IPO in accordance with (and subject to the restrictions applicable to) the "piggyback" registration rights provisions of Article IX hereof. Notwithstanding anything to the contrary contained in Article IX, in the event of the Family LP's participation in such public offering, and in the event the Company has been advised that the number of shares of securities requested to be offered by the Windward Group, Windward/Badger and the Family LP exceeds the number that can be sold in such offering without adverse consequences, the number of shares of securities that may be offered therein by the Windward Group, Windward/Badger and the Family LP shall be allocated among the members of the Windward Group, Windward/Badger and the Family LP on a pro rata basis in proportion to each such person's relative ownership of such securities.

                  (b) In the event that the Windward Agent, on behalf of the Windward Group, elects to exercise its rights pursuant to Section 5.6(a) above, the Windward Agent shall have the right to designate all of the material terms of such IPO Event (E.G., the underwriters, if any, to be retained by the Company in connection therewith, the securities exchanges or national market systems, if any, where the Company's equity would be listed for trading, the price, timing and other terms of the proposed public offering, etc.). In addition, in the event that the Windward Agent elects to exercise the rights of the Windward Group contemplated pursuant to Section 5.6(a) above, then the Windward Agent may, at its option, require the remaining Shareholders and their respective Permitted Transferees to vote in favor of any amendment(s) to the Articles and By-Laws which are reasonably requested by any underwriter retained in connection with such IPO Event. In particular, in the event of any such proposed IPO Event, upon any request by the Windward Agent, each of the Shareholders shall use its respective best efforts (i) to call, or cause the appropriate officers and directors of the Company to call, a special meeting of shareholders of the Company to consider approval of such proposed amendment(s), and (ii) vote in favor of such proposed amendment(s) all of the shares of Company Stock owned or held of record by such Shareholder (to the extent entitled to vote), at each regular or special meeting of the shareholders of the Company called for the purpose of voting on such matter, or in any written consent executed in lieu of such a meeting of shareholders, and shall take all actions reasonably necessary, to ensure that all necessary shareholder approvals for such amendment(s) and such IPO Event are obtained.

                                   ARTICLE VI

                     PUT AND CALL RIGHTS ON MANAGEMENT STOCK

         6.1 PUT AND CALL RIGHTS.

                  (a) TERMINATION WITHOUT CAUSE, ETC. (i) If, prior to an IPO Event, a Management Shareholder's employment with the Company and its Subsidiaries is terminated (x) by the Company and its Subsidiaries for any reason other than Cause and other than in connection with the Retirement, Disability or death of such Management Shareholder, or (y) by reason of Voluntary Termination for Good Reason, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 6.3 hereof, to give notice to purchase from such Management Shareholder and his or her Permitted Transferees, and such Management Shareholder and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), all Company Stock then held by such person(s) at a price equal to Fair Market Value.

                           (ii) If, prior to an IPO Event, a Management
Shareholder's employment with the Company and its Subsidiaries is terminated (x) by the Company and its Subsidiaries for any reason other than Cause and other than in connection with the Retirement, Disability or death of such Management Shareholder, or (y) by reason of Voluntary Termination for Good Reason, then, subject in each case to the provisions of Section 6.3 hereof, such Management Shareholder and all of his or her Permitted Transferees shall have the right, for 90 days following the date of termination of such employment, to give notice to sell to the Company (or its designee), and the Company (or its designee) shall be required to purchase on one occasion from such Management Shareholder and his or her Permitted Transferees, all shares of Company Stock held by all such person(s) at a price equal to Fair Market Value.

                  (b) TERMINATION UPON DISABILITY, DEATH OR RETIREMENT. (i) If, prior to an IPO Event, a Management Shareholder's employment with the Company and its Subsidiaries is terminated due to the Retirement, Disability or death of the Management Shareholder, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 6.3 hereof, to give notice to purchase from such Management Shareholder (or the personal representatives of such deceased Management Shareholder, as the case may be) and his or her Permitted Transferees, and such Management Shareholder (or the personal representatives of such deceased Management Shareholder, as the case may be) and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), all Company Stock then held by such person(s) at a price equal to Fair Market Value.

                           (ii) If, prior to an IPO Event, a Management
Shareholder's employment with the Company and its Subsidiaries is terminated due to the Retirement, Disability or death of the Management Shareholder, then, subject in each case to the provisions of Section 6.3 hereof, such Management Shareholder (or the personal representatives of such deceased Management Shareholder, as the case may be) and all of his or her Permitted Transferees shall have the right, for 90 days following the date of termination of such employment, to give notice to sell to the Company (or its designee), and the Company (or its designee) shall be required to purchase on one occasion from such Management Shareholder and his or her Permitted Transferees, all shares of Company Stock held by all such person(s) at a price equal to Fair Market Value.

                  (c) VOLUNTARY TERMINATION. If, prior to an IPO Event, a Management Shareholder's employment with the Company and its Subsidiaries is terminated by reason of Voluntary Termination (other than Voluntary Termination for Good Reason), then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 6.3 hereof, to give notice to purchase from such Management Shareholder and his or her Permitted Transferees, and such Management Shareholder and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), all Company Stock then held by such person(s) at a price equal to the lower of Book Value or Fair Market Value.

                  (d) TERMINATION FOR CAUSE. If, prior to an IPO Event, (x) a Management Shareholder's employment with the Company and its Subsidiaries is terminated for Cause or (y) a Management Shareholder voluntarily terminates his or her employment simultaneous with or following termination for Cause or an event which if known to the Company at the time of such voluntary termination by the Management Shareholder of his or her employment would allow the Company and its Subsidiaries to terminate the Management Shareholder's employment for Cause, then the Company (or its designee) shall have the right, for 120 days following the date of termination of such employment and subject in each case to the provisions of Section 6.3 hereof, to give notice to purchase from such Management Shareholder and his or her Permitted Transferees, and such Management Shareholder and his or her Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), all shares of Company Stock then held by such person(s) at a price equal to the lower of cost, Book Value or Fair Market Value.

                  (e) NOTICE OF EXERCISE; CLOSING. (i) If the Company (or its designee) desires to exercise its option to purchase shares of Company Stock pursuant to its rights under this Section 6.1, the Company (or its designee) shall, not later than the expiration date of the 120-day call period referred to in clauses (a)(i), (b)(i), (c) and (d) above (as it may be extended pursuant to the provisions of Section 6.3 hereof), send written notice of its intention to purchase all of the shares of Company Stock held by such Management Shareholder and his or her Permitted Transferees pursuant to this Section 6.1. Subject in each case to the provisions of Section 6.3 hereof, the closing of the purchase shall take place at the principal office of the Company on the tenth day following the giving of such notice or as soon thereafter as practicable but in no event later than twenty days after the giving of such notice. The purchase price shall be paid in accordance with Section 6.4 hereof.

                           (ii) Each Management Shareholder (and the Permitted
Transferees thereof) which desires to sell all of its shares of Company Stock pursuant to its rights under this Section 6.1 shall, not later than the expiration date of the 90-day put period referred to in clauses (a)(ii) and
(b)(ii) above, send a written, irrevocable notice of its intention to sell all of its shares of Company Stock pursuant to this Section 6.1. Subject in each case to the provisions of Section 6.3 hereof, the closing of the purchase shall take place at the principal office of the Company as soon as practicable thereafter; PROVIDED, HOWEVER, that the closing shall take place no more than

180 days from the date of the event giving rise to the Company's rights hereunder; PROVIDED, FURTHER, notwithstanding the above, the Company shall not be obligated to close prior to 120 days after the giving of such notice. The purchase price shall be paid in accordance with Section 6.4 hereof.

         6.2 OBLIGATION TO SELL SEVERAL. In the event that any Management Shareholder has transferred any shares of Company Stock to any Permitted Transferee, the failure of any one member of such group to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company (or its designee) shall not excuse, or constitute a waiver of the Company's rights, if any, against, the defaulting member(s).

         6.3 DEFERRAL OF PURCHASES.

                  (a) EVENTS OF DEFERRAL. The Company (and its designee) shall not be obligated to purchase any shares of Company Stock, at any time pursuant to this Article VI, regardless of whether it has in the case of Section 6.1 hereof delivered a notice of its election to purchase any such shares, (x) to the extent that the purchase of such shares would give rise to or result in a Violation or (y) if immediately prior to the time of purchase there exists, or if immediately after giving effect to such purchase there would exist, a Financing Default.

                  (b) EXTENSION OF PUT AND CALL PERIODS. The period during which the Company (or its designee) shall have the right or obligation to purchase shares of Company Stock pursuant to the exercise of any "put" rights pursuant to
Section 6.1 (a "Put Right") or pursuant to the exercise of any right to purchase shares of Company Stock pursuant Section 6.1 hereof (a "Call Right"), shall be extended in the event the Board in good faith determines that any Violation or Financing Default exists or would result as a result of any purchase of Company Stock pursuant to this Article VI until 90 days (in the event of the exercise of any Put Rights) or 120 days (in the event of the exercise of any Call Rights), as the case may be, after the Board determines that such is no longer the case; PROVIDED, THAT, in order to exercise such rights, (i) the Management Shareholder (or the personal representatives of such deceased Management Shareholder, as the case may be) exercising any Put Rights must have given notice of its intention to exercise its Put Rights within 90 days from the date the Management Shareholder's termination of employment, and (ii) the Company (or its designee) must have given notice of its intention to exercise its Call Rights within 120 days from the date of the Management Shareholder's termination of employment; PROVIDED, FURTHER, that in the event the Company exercises its rights to defer in accordance with the provisions of this Section 6.3, the Company shall pay to the Management Shareholder (or the personal representatives of such deceased Management Shareholder, as the case may be), at the time of payment as provided in Section 6.4 below, interest on the amount to be paid pursuant to the applicable provision of Section 6.1 from the date notice of intention to exercise the Call Right or Put Right, as the case may be, is given through and until the date of payment calculated at a rate of 10% per annum compounded annually; it being understood and agreed that in the event that such payment is to be made by the issuance of the Management Repurchase Note, such interest shall be added to the principal amount thereof.

         6.4 PAYMENT FOR STOCK. The purchase price of shares of Company
Stock to be purchased by the Company (or its designee) pursuant to this Article VI will be paid by (a) at the

Company's option, the cancellation of indebtedness owing from the Management Shareholder to the Company or any of its Subsidiaries, if any, and (b) then by the Company's delivery of a bank cashier's check or certified check for the remainder of the purchase price, if any, against delivery of the certificates or other instruments representing the Company Stock so purchased, Duly Endorsed; PROVIDED that in the event (x) that the Company does not have sufficient cash flow to finance the payment of such purchase price referred to in clause (b) above, as determined in good faith by the Board, or (y) that the Company is not permitted, pursuant to the provisions of any Indebtedness of the Company or any of its Subsidiaries (after seeking in good faith to obtain from the lenders thereunder a consent reasonably acceptable to the Company with respect to effecting a cash repurchase), to pay cash in payment of such purchase price referred to in clause (b) above, but is permitted, pursuant thereto and pursuant to all other credit obligations of the Company, to issue a Management Repurchase Note (as defined below), then, in any of such events, the Company (or its designee) may, at its option, pay for such purchase price with the delivery of a junior, subordinated promissory note bearing interest at a ten percent (10%) annual rate of interest, compounded annually, due on the fifth anniversary of the date of issuance thereof (or such later date as may be required by any financing agreement to which the Company is a party) and substantially in the form attached hereto as Exhibit A for the remainder of the purchase price, if any (such promissory note, the "Management Repurchase Note"); PROVIDED, FURTHER, that if a Management Repurchase Note is issued by the Company in connection with the exercise of any "put" or "call" right pursuant to this
Article 6, the Company covenants, notwithstanding the terms of the Management Repurchase Note, to use reasonable efforts to repay such note as promptly thereafter as the Company's financing documents or cash flow shall reasonably, as determined by the Board, permit; PROVIDED, THAT, the Company shall not be bound by the foregoing covenant to the extent that (and as long as) any payment of any Management Repurchase Note would give rise to or result in a Violation or Financing Default. In the event that the Company (or its designee) intends to deliver a Management Repurchase Note upon the exercise of any Put and Call Right, the Company (or its designee) shall notify the intended recipient thereof prior to the delivery thereof. The Company (or its designee) shall have the rights set forth in subsections (a) and (b) of the first sentence of this Section 6.4 whether or not any Permitted Transferee(s) of the Management Shareholder owing amounts to the Company or its Subsidiaries, if applicable, is itself an obligor of the Company or its Subsidiaries.

         6.5 MISCELLANEOUS. Notwithstanding anything to the contrary set forth in this Agreement, (a) the Company shall be permitted to reach any agreement with any Management Shareholder (or his or her estate, as the case may be) concerning the purchase of such Management Shareholder's shares of Company Stock, and (b) the Company, in its sole discretion, shall have the right, but not the obligation, to assign any of its rights, and delegate any of its obligations, to purchase any shares of Company Stock of any Management Shareholder (or his or her estate, as the case may be) pursuant to Article VI hereof to any employee stock ownership plan or similar compensation or benefit plan that the Company may have, or to any Subsidiaries or employee of the Company (or any combination of the foregoing).

                                   ARTICLE VII

                     PUT AND CALL RIGHTS ON FAMILY LP STOCK

         7.1 PUT AND CALL RIGHTS.

                  (a) FAMILY LP PUT RIGHTS. If, prior to an IPO Event, Skoog dies, then, subject to the provisions of Section 7.3 hereof, the Family LP and all of its Permitted Transferees shall have the right, for 120 days following the date of Skoog's death, to give notice to sell to the Company (or its designee), and the Company (or its designee) shall be required to purchase on one occasion from the Family LP and its Permitted Transferees, all shares of Company Stock then held by all such person(s) at a price equal to the portion of the Appraisal Value attributable to the equity interests in the Company held by such persons calculated as contemplated in the definition of Appraisal Value.

                  (b) FAMILY LP CALL RIGHTS. If, prior to an IPO Event, Skoog dies and the Family LP fails to exercise its "put right" within 120 days of such death as provided in paragraph (a) above, then the Company (or its designee) shall have the right, for 120 days following the date the Family LP's rights pursuant to paragraph (a) above expire and subject to the provisions of Section
7.3 hereof, to give notice to purchase from the Family LP and its Permitted Transferees, and the Family LP and its Permitted Transferees shall be required to sell on one occasion to the Company (or its designee), the number of shares of Company Stock then held by such person(s) equal to the quotient of (A) $15 million divided by (B) the portion of Appraisal Value attributable to the equity interests in the Company held by such persons calculated as contemplated in the definition of Appraisal Value; PROVIDED, HOWEVER, the Company shall use the Life Insurance Proceeds to pay the purchase price for such shares purchased pursuant to this paragraph (b).

                  (c) NOTICE OF EXERCISE; CLOSING. (i) If the Family LP (and its Permitted Transferees) desire to sell all of their shares of Company Stock pursuant to its rights under this Section 7.1, the Family LP (and its Permitted Transferees) shall, not later than the expiration date of the 120-day put period referred to in clause (a) above, send to the Company a written, irrevocable notice of their intention to sell all of their shares of Company Stock pursuant to this Section 7.1. Subject in each case to the provisions of Section 7.3 hereof, the closing of the purchase shall take place at the principal office of the Company on the tenth day following the giving of such notice or as soon thereafter as practicable. The purchase price shall be paid in accordance with
Section 7.4 hereof. Notwithstanding anything to the contrary contained in this
Article VII, in the event the Family LP and all of its Permitted Transferees shall exercise any "put" right under this Section 7.1 (the "Family LP Put Right") and the Company notifies such person(s) that it intends to deliver a Family LP Repurchase Note (as defined in Section 7.4 hereof) in accordance with the provisions of Section 7.4 hereof in respect of such repurchase of Company Stock, the Family LP and all of its Permitted Transferees shall be permitted to withdraw permanently such Family LP Put Right as to all of the shares held by the Family LP and its Permitted Transferees (it being understood that there will be no extension of the period in which to exercise such Family LP Put Rights and that upon such withdrawal the Family LP and all of its Permitted Transferees shall no longer be entitled to exercise any such Family LP Put Rights).

                           (ii) If the Company (or its designee) desires to
exercise its option to purchase shares of Company Stock pursuant to its rights under this Section 7.1, the Company (or its designee) shall, not later than the expiration date of the 120-day call period referred to in clause (b) above (as it may be extended pursuant to the provisions of Section 7.3 hereof), send written notice of its intention to purchase the number of shares of Company Stock held by the

Family LP and its Permitted Transferees which the Company is permitted to purchase pursuant to this Section 7.1. Subject to the provisions of Section 7.3 hereof, the closing of the purchase shall take place at the principal office of the Company as soon as practicable thereafter; PROVIDED, HOWEVER, that the closing shall take place no more than 180 days from the date of the event giving rise to the Company's rights hereunder; PROVIDED, FURTHER, notwithstanding the above, the Company shall not be obligated to close prior to 120 days after the giving of such notice. The purchase price shall be paid in accordance with
Section 7.4 hereof.

         7.2 OBLIGATION TO SELL SEVERAL. In the event that the Family LP has transferred any shares of Company Stock to any Permitted Transferee, the failure of any one member of such group to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company (or its designee) shall not excuse, or constitute a waiver of the Company's rights, if any, against, the defaulting member(s).

         7.3 DEFERRAL OF PURCHASES.

                  (a) EVENTS OF DEFERRAL. The Company (and its designee) shall not be obligated to purchase any shares of Company Stock, at any time pursuant to this Article VII, regardless of whether it has in the case of Section 7.1 hereof delivered a notice of its election to purchase any such shares, (x) to the extent that the purchase of such shares would give rise to or result in a Violation or (y) to the extent of any purchase in excess of the Life Insurance Proceeds, if immediately prior to the time of purchase there exists, or if immediately after giving effect to such purchase there would exist, a Financing Default.

                  (b) EXTENSION OF PUT AND CALL PERIODS. The period during which the Company (or its designee) shall have the right or obligation to purchase shares of Company Stock pursuant to the exercise of any Family LP Put Right or pursuant to the exercise of any right to purchase shares of Company Stock pursuant Section 7.1 hereof ("Family LP Call Right"), shall be extended in the event the Board in good faith determines that any Violation or, to the extent of any purchase in excess of the Life Insurance Proceeds, Financing Default exists or would result as a result of the purchase of Company Stock pursuant to this
Article VII until one-hundred and twenty (120) days after the Board determines that such is no longer the case; PROVIDED THAT, in order to exercise such rights, the Family LP if exercising any Family LP Put Right or the Company if exercising any Family LP Call Right must have given notice of their intention to exercise their Family LP Put Right or Family LP Call Right, as the case may be, within 120 days from, in the case of the Family LP Put Right, the date of Skoog's death or, in the case of the Family LP Call Right, the date the Family LP Put Right expires; PROVIDED, FURTHER, that, in the event the Company exercises its rights to defer in accordance with the provisions of this Section 7.3, the Company shall pay to Family LP, at the time of payment as provided in
Section 7.4 below, interest on the amount to be paid from the date the Valuation Advisor finally determines Appraisal Value through and until the date of payment calculated at the rate of 10% per annum, compounded annually; it being understood and agreed that in the event that such payment is to be made by the issuance of the Family LP Purchase Note, such interest shall be added to the principal amount thereof.

         7.4 PAYMENT FOR STOCK. The purchase price of shares of Company
Stock to be purchased by the Company (or its designee) pursuant to this Article VII will be paid by (a) at the Company's option, the cancellation of indebtedness owing from the Family LP to the Company or any of its Subsidiaries,
(b) then, until the tenth anniversary of the date hereof, the Life Insurance Proceeds, if any, and (c) then, by the Company's delivery of a bank cashier's check or certified check for the remainder of the purchase price, if any, against delivery of the certificates or other instruments representing the Company Stock so purchased, Duly Endorsed; PROVIDED THAT, in the event (x) that the Company does not have sufficient cash flow to finance the full payment of such purchase price referred to in clause (c) above, as determined in good faith by a majority of the Board (including at least one Family LP Nominee) or (y) that the Company is not permitted, pursuant to the provisions of any Indebtedness of the Company or any of its Subsidiaries (after seeking in good faith to obtain from the lenders thereunder a consent reasonably acceptable to the Company with respect to effecting a cash repurchase), to pay cash in full payment of such purchase price referred to in clause (c) above, but is permitted, pursuant thereto and pursuant to all other credit obligations of the Company, to issue either or both of the Family LP Repurchase Notes (as defined below) in lieu thereof, then, in any of such events, the Company (or its designee) may, at its option, pay for that portion of such purchase price not payable from the cash flow of the Company or not permitted to be paid pursuant to the provisions of any credit obligations of the Company and its Subsidiaries (but only to the extent the notes contemplated by clauses (x) and (y) below are permitted to be issued pursuant to the provisions of any credit obligations of the Company and its Subsidiaries), following the payment of the Life Insurance Proceeds (which in no event shall exceed $15 million), any excess over such payment of Life Insurance Proceeds, (x) first, up to $15 million, with the delivery of a junior, subordinated promissory note bearing interest (payable in cash to the extent permitted by the credit obligations of the Company and its Subsidiaries and to the extent not permitted by the credit obligations of the Company and its Subsidiaries payable-in-kind) at a ten percent (10%) annual rate of interest, compounded annually and (y) the remainder, if any, with the delivery of a junior subordinated promissory note bearing pay-in-kind interest at a ten percent (10%) annual rate of interest, compounded annually, in the case of both clause (y) and (z), due on the fifth anniversary of the date of issuance thereof but, in the event that the Credit Agreement remains outstanding at the time such notes are issued, not prior to May 1, 2005 and substantially in the form attached hereto as Exhibit A (each such promissory note, a "Family LP Repurchase Note"). In the event that the Company (or its designee) intends to deliver a Family LP Repurchase Note upon the exercise of any Family LP Put Rights, the Company (or its designee) shall notify the intended recipient thereof prior to the delivery thereof. The Company (or its designee) shall have the right set forth in clause (a) of the first sentence of this Section 7.4 whether or not any Permitted Transferee(s) of the Family LP owing amounts to the Company or its Subsidiaries is itself an obligor of the Company or its Subsidiaries.

         7.5 LIFE INSURANCE POLICY. The Company shall obtain a life insurance policy in an amount of $15 million on the life of Skoog and shall maintain such policy for a period of ten years, in each case, to the extent available on commercially reasonable terms; it being agreed that a policy providing for premiums no greater than 110% of the premium set forth on the proposal attached as Exhibit 7.5 hereto shall be commercially reasonable. The premiums on such policy shall be paid by the Company. The Company's obligation to purchase and maintain such insurance policy is contingent upon Skoog qualifying as a "standard" (or in case of Prudential Insurance Company of America, a health rating no lower than "B") or better insurance risk and

Skoog taking all necessary steps required in order for the Company to purchase and maintain such policy.

         7.6 MISCELLANEOUS. Notwithstanding anything to the contrary set forth in this Agreement, (a) the Company shall be permitted to reach any agreement with the Family LP concerning the purchase of the Family LP's shares of Company Stock, and (b) the Company, in its sole discretion, shall have the right, but not the obligation, to assign any of its rights to purchase any shares of Company Stock of the Family LP pursuant to Article VII hereof to any employee stock ownership plan or similar compensation or benefit plan that the Company may have, or to any Subsidiaries or employee of the Company (or any combination of the foregoing).

                                  ARTICLE VIII

                                COMPANY COVENANTS

         8.1 ACCESS TO INFORMATION. Subject to the provisions of Section
14.1 hereof, the Company shall provide to Skoog access to the books and records of the Company and its Subsidiaries during the regular business hours of the Company and such Subsidiaries, following the Company's receipt of a written notice from such Shareholder requesting such access.

         8.2 FIRPTA ACTIVITIES. The Company agrees that it will not, without first obtaining the prior written consent of the Windward Agent, take any actions that would result in the Company becoming a United States real property holding company within the meaning of section 897(c)(2) of the Code (or any successor statutory or regulatory provision of similar effect).

                                   ARTICLE IX

                               REGISTRATION RIGHTS

         9.1 DEMAND REGISTRATION RIGHTS.

                  (a) Upon written notice from a Shareholder entitled to request Registration pursuant to Section 9.1(c) below (the "Requesting Shareholder"), the Company shall use its best efforts to effect at the earliest possible date and maintain the registration under the Securities Act of offers and sales of Common Stock by the Requesting Shareholder (and no offers and sales of any other securities by any other person shall be registered with such Common Stock of the Requesting Shareholder without the Requesting Shareholder's prior consent), its Permitted Transferees and any underwriter with respect to such stock, in accordance with the intended method or methods of disposition specified by the Requesting Shareholder (including, but not limited to, an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule) promulgated under the Securities Act); PROVIDED that if, after a Registration request pursuant to this Section 9.1 has been made, the outside legal counsel of the Company has determined in good faith that the filing of a Registration request would require the disclosure of material information which the Company has a BONA FIDE business purpose for preserving as confidential, the Company shall not be obligated to effect a Registration pursuant to this Section 9.1 until the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material, or (B) 45 days after such outside legal counsel of the Company first makes such good faith determination; PROVIDED, FURTHER, that no Requesting Shareholder may request any such Registration pursuant to this Section 9.1 (x) until at least six (6) months after the anniversary of the closing of the last Registration and sale of Company securities and (y) unless the anticipated gross proceeds of the Registrable Securities sought to be registered exceed $2,500,000; PROVIDED, HOWEVER, that the Requesting Shareholder shall not have the right to utilize the services of an underwriter unless the anticipated gross proceeds of the Company Stock to be offered exceed $20,000,000. The Requesting Shareholder(s) requesting a Registration under this
Section 9.1 may, at any time prior to the effective date of the registration statement relating to such Registration, revoke such request by providing written notice thereof to the Company.

                  (b) In connection with any Registration requested pursuant to this Section 9.1, (i) the Requesting Shareholder shall have the right, subject to Section 9.1(a), to designate the managing underwriter(s) and (ii) the Company shall take such other actions, including, without limitation, listing such shares for trading on any securities exchange or national market system and registering or qualifying such shares under state securities laws, as may be reasonably requested by the Requesting Shareholder. If the Requesting Shareholder consents to the inclusion of offers and sales of any other securities in a Registration of Common Stock by the Requesting Shareholder pursuant to this Section 9.1 and the underwriter(s) retained in connection with such Registration advise the Company in writing that such offering would be materially and adversely affected by the inclusion of such securities, the Requesting Shareholder may in its sole discretion exclude all or some of such securities from such offering.

                  (c) After the occurrence of an IPO Event:

                           (i) the Windward Agent, on behalf of the Windward
Group and Windward/Badger (collectively, the "Windward Registration Group"), will have the right to request Registration of Company Stock of the Windward Registration Group as a Requesting Shareholder pursuant to this Section 9.1 an aggregate of five (5) times; PROVIDED, that if the Windward Group had elected, pursuant to Section 5.6 hereof, to cause the Company to effect the IPO Event, such election will not be a request for Registration of Company Common Stock for purposes of this Section 9.1(c) hereof; and

                           (ii) the Family LP will have the right to request
Registration of Company Stock owned by the Family LP pursuant to this Section
9.1 two (2) times; PROVIDED, THAT, prior to such time the Windward Group shall have effected one Registration pursuant to Section 9.1(c)(i);

PROVIDED, FURTHER, if Skoog dies prior to the occurrence of an IPO Event, then Family LP shall, subject to Section 9.5, have the right following an IPO Event to request Registration of Company Stock owned by the Family LP regardless of whether the Windward Group shall have effected one Registration pursuant to
Section 9.1(c)(i);

PROVIDED, FURTHER, that any Registration requested by any Requesting Shareholder pursuant to this Section 9.1 shall not be deemed to have been effected (and, therefore, not requested for purposes of this Section 9.1(c)), (i) unless it has become effective, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Requesting Shareholder (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Requesting Shareholder unless the Requesting Shareholder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become effective such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Requesting Shareholder and, as a result thereof, the Common Stock requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement, or (iii) if the closing pursuant to the purchase agreement or underwriting agreement entered into in connection with such Registration does not occur. Any Registration effected pursuant to Section
9.2 shall not be deemed to have been requested by a Requesting Shareholder for purposes of this Section 9.1(c).

         9.2 PIGGYBACK REGISTRATION RIGHTS. If at any time following the completion of an IPO Event the Company proposes to effect another Registration, whether or not for sale for its own account and (subject to the provisions of Section 9.1 above) whether or not pursuant to the exercise of any of the demand registration rights referred to in Section 9.1 hereof, in a manner which would permit Registration of Registrable Securities for sale to the public under the Securities Act, it will each such time, subject to the provisions of Sections 9.1 and 9.2(c) hereof, give prompt written notice to all Shareholders of record of Registrable Securities of its intention to do so and of such Shareholders' rights under this Article IX, at least 25 days prior to the anticipated filing date of the registration statement relating to such Registration. With respect to the first such Registration following the completion of an IPO Event (the "First Registration"), such notice shall offer the Family LP the opportunity to include in such registration statement such number of Registrable Securities as the Family LP may request. With respect to any second or subsequent Registration following the First Registration, such notice shall offer all such Shareholders the opportunity to include in such registration statement such number of Registrable Securities as each such Shareholder may request (subject to the limitations on participation by Management Shareholders set forth in Sections 3.1(b) and 9.3). Upon the written request of any such Shareholder made within 10 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder and the intended method of disposition thereof), the Company will use its best efforts to effect the Registration under the Securities Act and the qualification under any applicable state securities or Blue Sky laws of all Registrable Securities which the Company has been so requested to register by the Shareholders thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; PROVIDED that:

                  (a) if such Registration involves an underwritten public offering, all Shareholders requesting that their Registrable Securities be included in the Company's Registration must, upon request by the underwriter(s), sell their Registrable Securities to such underwriter(s) selected by the Company (or the Requesting Shareholders in accordance with Section 9.1, as the case may be) on the same terms and conditions as apply to the Company or any selling securityholder (or on equivalent terms and conditions, in the event that such requesting Shareholders hold different securities from those being sold by the Company or such selling securityholder), including, without limitation, executing and delivering such underwriting agreements or other related agreements to which the Company or any such selling securityholder has agreed to execute and deliver;

                  (b) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 9.2 and prior to the effective date of the registration statement filed in connection with such Registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Shareholders of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Registration (without prejudice, however, to the rights of the Shareholders immediately to request that such registration be effected as a Registration under Section 9.1);

                  (c) if a Registration pursuant to this Section 9.2 involves an underwritten public offering, any Shareholder of Registrable Securities requesting to be included in such Registration may elect, in writing at least 10 days prior to the effective date of the registration statement filed in connection with such Registration, not to register such securities in connection with such Registration;

                  (d) the Company shall not be required to effect any Registration of Common Stock under this Section 9.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans (including, without limitation, any registration of securities on a Form S-4 or S-8 registration statement or any successor or similar forms), other than in connection with an employee stock ownership plan meeting the requirements of
Section 1042 of the Internal Revenue Code and involving an acquisition by an employee stock ownership plan of more than 30% (calculated on a Fully-Diluted Basis) of the outstanding Common Stock of the Company; and

                  (e) no Registration of Common Stock effected under this
Section 9.2 shall relieve the Company of its obligation to effect a Registration of shares of Common Stock pursuant to Section 9.1.

         9.3 PRIORITY IN PIGGYBACK REGISTRATIONS.

                  (a) If at any time following an IPO Event the Company proposes to effect another Registration in connection with an underwritten offering (including any Registration pursuant to the exercise of any of the demand registration rights referred to in Section 9.1 hereof, the "Permitted Demand Registration Rights"), including any Registration for the Company's account, and the managing underwriter(s) advise the Company in writing that, in its or their judgment, the number of shares of equity securities of the Company (including all shares of Registrable Securities) which the Company, the Shareholders and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company shall include in such Registration: (i) first all securities the Company proposes to sell for its own account (the "Company Securities"), (ii) second, to the extent that the number or dollar amount of the Company Securities to be offered by the Company, if any, is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of Piggyback Securities requested to be sold by any Shareholder (provided that if the number of the Company Securities and Piggyback Securities exceeds the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Piggyback Securities to be included in such offering shall be allocated pro rata among all holders of such Piggyback Securities on the basis of the relative number or amount of Piggyback Securities each such holder has requested to be included in such Registration), and (iii) third, to the extent that the number of Company Securities and Piggyback Securities held by Shareholders is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the equity securities requested to be sold for the account of any other persons (allocated among the persons holding such other securities in such proportions as such persons and the Company may agree); PROVIDED that, in the event the Windward Registration Group has not consummated its first demand registration pursuant to Section 9.1, unless the Windward Agent otherwise agrees or the number of Company Securities and Piggyback Securities held by the Windward Registration Group is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above (in which case the other Shareholders may participate pro rata to the extent of any excess) only the Windward Registration Group and Family LP (allocated on a pro rata basis) may exercise "piggyback" registration rights with respect to such offering; PROVIDED, FURTHER, that in all events Management Stockholders shall be subject to the limitations with respect to Management Shareholders contained in clause 3.1(b) above and clause 9.3(b) below.

                  (b) Notwithstanding any rights provided in this Article IX, no Management Shareholder may participate in any Registration hereunder prior to such time as the Windward Group shall have effected one Registration pursuant to
Section 9.1(c)(i).

         9.4 EXPENSES. The Company will pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Article IX (including any Registration deemed not to be "effected" under Section 9.1(c) or not consummated as contemplated by Section 9.2(b)) and any other actions that may be taken in connection with any such Registration as contemplated by this Article IX; PROVIDED that the Company will not be obligated to pay any underwriting discounts or commissions or transfer taxes, if any, relating to the sale or disposition of shares sold by persons other than the Company pursuant to any such Registration.

         9.5 RESTRICTIONS ON PUBLIC SALE BY SHAREHOLDERS AND COMPANY.

                  (a) In connection with any offering of securities of the Company, including, without limitation, any offering contemplated by this
Article IX, each Shareholder agrees that, whether or not such Shareholder's Registrable Securities are included in such Registration, it will consent and agree to comply with any "hold back" restriction, relating to Common Stock or any other securities of the Company then owned by such holder, that may be reasonably requested by the underwriter(s) or placement or other selling agent(s) of such offering. Without limitation to the foregoing, each Shareholder shall, upon request by such underwriter(s) or agent(s), agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the

Securities Act, of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering) during the 30 days prior to, and during the 180 day period beginning on, the effective date of such registration statement (except as part of such Registration).

                  (b) If any Registration of Registrable Securities pursuant to
Article IX shall be in connection with an underwritten public offering, the Company agrees, if requested by the underwriter(s) or placement or other selling agent(s), (i) not to effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than any such sale or distribution of such securities in connection with any merger or consolidation by the Company or Subsidiaries of the Company or in connection with the purchase of all or substantially all the assets of any other person or in connection with an employee stock option or other benefit plan) during the 30 days prior to, and during the 180 day period beginning on, the effective date of such registration statement (except as part of such Registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (i) or during any of the periods referred to in Section 9.5(a) above, including any sale pursuant to Rule 144 under the Securities Act (except as part of such Registration, if permitted).

                  (c) In connection with any offering of securities of the Company contemplated by this Article IX, the Company shall take such other actions in connection therewith as may be necessary or appropriate, including, without limitation, entering into customary underwriting arrangements and agreeing to indemnify any Requesting Shareholder or any other Shareholder selling Common Stock in such offering.

         9.6 INDEMNIFICATION BY THE COMPANY. In the event of any
Registration of any securities of the Company under the Securities Act pursuant to Article IX, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each of the Shareholders holding any Registrable Securities covered by such registration statement, its Representatives, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls, is controlled by or is under common control with such Shareholder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which such Shareholder, any such Representative or any such underwriter or controlling person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto,
(ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration, and the Company will reimburse such Shareholder and each such Representative or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Shareholder or any such Representative or underwriter specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Shareholder or any such Representative or underwriter and shall survive the transfer of such securities by such Shareholder.

         9.7 INDEMNIFICATION BY THE SHAREHOLDERS AND UNDERWRITERS. The
Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article IX, that the Company shall have received an undertaking reasonably satisfactory to it from the Shareholders of such Registrable Securities and any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.6) the Company and its Representatives and all other prospective sellers and their respective Representatives, and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives through an instrument duly executed by or on behalf of such Shareholder or underwriter, as the case may be, specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Shareholders, underwriters or any of their respective Representatives or controlling persons and shall survive the transfer of such securities by such Shareholder; PROVIDED that no such Shareholder shall be liable under this Section 9.7 for any amounts exceeding the product of the purchase price per Registrable Security and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Shareholder (net of any underwriters' or placement agents' fees, discounts or commissions related thereto).

         9.8 NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article IX, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Article IX, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         9.9 OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding Sections of this Article IX (with appropriate modifications) shall be given by the Company and each Shareholder of Registrable Securities with respect to any required Registration or other qualification of securities under any federal or state law or any regulation of a governmental authority other than arising under the Securities Act.

         9.10 REGISTRATION PROCEDURE.

                  (a) If and whenever the Company is required to effect or cause the Registration of any Registrable Securities pursuant to this Article IX, the Company will, as expeditiously as possible:

                           (1) Prepare in cooperation with the sellers (and, in
the event of an underwritten public offering, with the underwriter(s)), and file with the SEC, in a manner consistent with the provisions of this Article IX, a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate as the case may be, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; PROVIDED that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Requesting Shareholder(s), in the event of a Registration effected pursuant to Section 9.1 hereof, or selected by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel, and
(ii) notify each holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                           (2) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

                           (3) Furnish to each holder of Registrable Securities
covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, as such person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder.

                           (4) Use its best efforts to register or qualify such
Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such registration statement shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED that the Company shall not for any such purpose, be required to (A) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this section 9.10, it is not then so qualified, (B) subject itself to taxation in any such jurisdiction, or
(C) take any action which would subject it to consent to general or unlimited service or process not then so subject.

                           (5) Use its best efforts to cause such Registrable
Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                           (6) Immediately notify each seller of Registrable
Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company's attention if as a result of such event the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material, fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                           (7) Otherwise use its best efforts to comply with all
applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term "effective date" is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act including, at the option of the Company, Rule 158 thereunder.

                           (8) Use its best efforts to cause all such
Registrable Securities to be listed on such national securities exchange or the National Association of Securities Dealers National Market System as may be reasonably requested by the Requesting Shareholder, and if any similar securities issued by the Company are then listed on any securities exchanges or national market systems, to also list all such Registrable Securities on such securities exchanges or national market systems, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

                           (9) Use its best efforts to obtain a "cold comfort"
letter from the independent public accountants for the Company in customary form and covering matters of the type customarily covered by such letters as may be reasonably requested by the Requesting Shareholder(s), in the event of a Registration effected pursuant to Section 9.1 hereof, or by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration.

                           (10) Execute and deliver all instruments and
documents (including in an underwritten offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as sellers of a majority of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities. The Company may require each holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering.

                  (b) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 9.10(a)(6), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 9.10(a)(6), and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

         9.11 RULE 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                    ARTICLE X

                             ADDITIONAL SHAREHOLDERS

         10.1 TRANSFEREE OF SHAREHOLDERS OR THE COMPANY. No Transfers of shares of Company Stock may be made (and shall not be effective) to a Permitted Transferee or to any Third Party, unless in each case prior to such Transfer any such transferee agrees in writing to be bound (to the same extent as contemplated with respect to the Shareholder (or the Permitted Transferee(s) thereof) transferring such shares of Company Stock) by the terms and conditions of this Agreement pursuant to a supplementary agreement reasonably satisfactory in form and substance to the Company. The Company may, as a condition to any original issuance of Company Stock to a person who or which is not at such time a Shareholder, require that such person agree in writing to be bound by the terms and conditions of this Agreement pursuant to a supplementary agreement reasonably satisfactory in form and substance to the Company. Upon entering into such supplementary agreement, such transferee or purchaser of Company Stock shall be deemed to be a Shareholder for all purposes of this Agreement. The provisions of this Section 10.1 shall not apply to any Transfer (a) made pursuant to a public offering of Company Stock, including in connection with the exercise by any Shareholder of its rights pursuant to Article IX hereof or in connection with the exercise by the Windward Agent of its rights pursuant to
Section 5.6 hereof, (b) made in connection with the exercise by the Windward Group of a Compelled Sale Right or (c) following a public offering of Common Stock, made pursuant to Rule 144.

         10.2 NEW SHAREHOLDERS. Each director, member of management or other employee of the Company or any of its Subsidiaries who becomes a holder of Company Stock after the date hereof shall be deemed, upon the execution of a supplementary agreement described below, to have the same rights and obligations as a Shareholder for purposes of this Agreement. The Company shall not issue Company Stock to any director, member of management or other employee of the Company or any of its Subsidiaries unless the person to whom the Company Stock is to be issued or transferred agrees in writing to be bound by the terms and conditions of this Agreement pursuant to a supplementary agreement reasonably satisfactory in form and substance to the Company; upon entering into such agreement, such member of management or other employee of the Company or any of its Subsidiaries shall be deemed to be a Management Shareholder for all purposes of this Agreement. The parties hereto acknowledge and agree that the Company Stock Option Plan (or the agreements entered into in connection therewith) shall provide that optionholders thereunder will be required to become parties to this Agreement upon any exercise of options granted thereunder, as a condition to the exercise of such options.

         10.3. SUPPLEMENTAL AGREEMENTS. Each supplementary agreement referred to in Sections 10.1 and 10.2 above, shall become effective upon its execution by the Company and the new holder of Company Stock, and it shall not require the signatures or the consent of the other Shareholders (or their respective Permitted Transferees). The supplementary agreement between the Company and any new holder of Company Stock may modify some of the terms and conditions of this Agreement as they affect the rights and obligations of the new holder of Company Stock, provided that the modified terms and conditions shall be no less favorable to the other Shareholders (or their respective Permitted Transferees) than the terms and conditions set forth in this Agreement. The Schedule of Management Shareholders attached hereto shall be updated from time to time to include each Management Shareholder who becomes a party to this Agreement after the date hereof.

                                   ARTICLE XI

                                  STOCK LEGENDS

         11.1 STOCK CERTIFICATE LEGEND. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each of the Shareholders agrees that the following two legends shall be placed on the certificates representing any shares of Company Stock owned by them:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CERTAIN OTHER CONDITIONS, AS SPECIFIED IN A SHAREHOLDERS AGREEMENT DATED AS OF ___________, 1997 (COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF AMERICAN BUMPER & MFG. CO. (TOGETHER WITH ITS SUCCESSORS, THE "COMPANY") AND WHICH WILL BE MAILED TO A SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY THE COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH SHAREHOLDER). THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT.

         NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT PURSUANT TO THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT AND, EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE RULES AND REGULATIONS IN EFFECT

         THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS (SUCH FEDERAL AND STATE LAWS, THE "SECURITIES LAWS") OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS."

         All Shareholders shall be bound by the requirements of such legends to the extent that such legends are applicable. Upon a Registration of any shares of Company Stock, the certificate representing such shares shall be replaced, at the expense of the Company, with certificates bearing only the first of the two legends referred to above.

                                   ARTICLE XII

                              APPOINTMENT OF AGENTS

         12.1 APPOINTMENT OF AGENT FOR WINDWARD GROUP MATTERS.

                  (a) Each member of the Windward Group and Windward/Badger hereby irrevocably (subject to the provisions of paragraph (d) below) designates and appoints Windward as its attorney-in-fact, agent and representative, to act on its behalf and on behalf of its Permitted Transferees, (i) in connection with exercising any of its rights hereunder, performing any of its duties or obligations hereunder or enforcing any claims or rights on its behalf under this Agreement, (ii) to investigate, contest, litigate, demand, sue for, collect, recover and receive all claims, debts, monies and other amounts whatsoever which may hereafter become due to the members of the Windward Group in connection with this Agreement (including, without limitation, instituting any action, suit or legal proceeding to enforce any of its rights hereunder) and to make, execute and deliver receipts, releases, settlements, adjustments and other discharges therefor, (iii) to defend, settle, adjust, submit to arbitration or compromise all actions, suits, accounts, reckonings, claims and demands that may be brought against the members of the Windward Group in connection with this Agreement (including, without limitation, defending, or settling any claims brought by the Company, the Family LP, the Management Shareholders or any of the other parties hereto in connection with this Agreement), (iv) to amend, supplement or grant any waiver under this Agreement or any other agreement or document contemplated hereby, (v) to vote at any annual or special meeting of shareholders, or to take action by written consent in lieu of such meeting with respect to, all of the shares of Company Stock owned or held of record by such Shareholder, but only for (1) the election of directors designated in accordance with Section 2.2 hereof, (2) the removal of directors in accordance with Sections 2.4 and 2.5 hereof, and (3) the election of a director to fill any vacancy on the Board in accordance with Section 2.3 hereof, (vi) in executing, acknowledging, verifying and/or delivering any and all agreements, certificates and instruments in connection with taking any of the actions referred to in clauses (i), (ii),
(iii), (iv) and (v) above, and (vii) in doing, executing and performing any other act, deed, matter or thing, of any kind or nature whatsoever, that is necessary, appropriate or advisable to enforcing any claims or rights under this Agreement or performing any of its duties or obligations hereunder or otherwise representing its interests hereunder; all of the foregoing actions may be taken in such manner as Windward determines in its sole discretion to be appropriate, advisable or necessary.

                  (b) The designation and appointment of windward referred to in the previous paragraph (a) shall be deemed to be irrevocable (subject to the provisions of paragraph (d) below) and coupled with an interest and shall survive the death, dissolution, bankruptcy, incompetency or legal disability of any member of the Windward Group. Without limitation to the foregoing and notwithstanding anything to the contrary contained in this Agreement, if any payments or other amounts are received by Windward on behalf of the members of the Windward Group from the Company, the Family LP, the Management Shareholders or any of the other parties hereto in connection with this Agreement, Windward shall, after deducting any expense reimbursement amounts with which it may be entitled, distribute such amounts to the various members of the Windward Group in such manner as Windward deems reasonably appropriate in light of each member's relevant interests and the particular circumstances.

                  (c) Each of the parties to this Agreement acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, the provisions of this Section 12.1 may be amended, modified or supplemented by a majority in number of the members of the Windward Group (such majority in number of members, the "Requisite Members"); PROVIDED that (i) such amendment, modification or supplement is in writing and copies thereof are provided to the other parties to this Agreement within a reasonable period following the date of such amendment, modification or supplement and (ii) such amendment, modification or supplement does not adversely affect any of the rights, duties or obligations of any party to this Agreement (other than the members of the Windward Group). Other than Windward (or any successor thereof appointed pursuant to Section 12.1(d) hereof) and other than any actions taken at the request or with the consent of Windward or such successor, each of the members of the Windward Group agrees that it will not take any action, nor institute any actions or proceedings, against the Company, the Family LP, the Management Shareholders or any of the other parties hereto (other than another member of the Windward Group) in connection with this Agreement or with respect to any matters referred to in this Agreement, except with the prior written consent of the Requisite Members.

                  (d) Windward (or any successor thereof appointed pursuant to this Section 12.1(d)) may resign from the performance of all its functions and duties as agent on behalf of the Windward Group under this Agreement at any time by giving at least 30 Business Days' prior written notice to the other parties to this Agreement. Such resignation shall take effect upon the acceptance by a successor agent of its appointment pursuant to this Section 12.1(d). Upon any such notice of resignation by Windward (or any such successor thereof), the Requisite Members shall appoint a successor agent. If a successor agent shall not have been so appointed within said 30 Business Day period, Windward (or any duly appointed successor thereof) shall then appoint a successor who shall serve as agent on behalf of the Windward Group under this Agreement until such time, if any, as the Requisite Members appoint a successor agent as provided in this
Section 12.1(d). Windward (or any successor thereof appointed pursuant to this Section 12.1(d)) may be removed by the Requisite Members and replaced with another person, at any time and for any reason, upon ten (10) days prior written notice given by the Requisite Members to the agent then in effect and all other parties to this Agreement. Upon the appointment of a successor agent hereunder, references in this Agreement to Windward, acting in its role as agent for the

Windward Group, shall, for all purposes of this Agreement, thereafter mean such successor agent.

                  (e) In the event that any member of the Windward Group does not opt to sell its allocable shares pursuant to the "tag-along" rights in
Article IV, Windward (or any successor thereof appointed pursuant to Section 12.1(d) above) may reallocate such shares among the remaining members of the Windward Group, in such manner as it deems reasonably appropriate in light of each member's relevant interests and the particular circumstances.

         12.2 APPOINTMENT OF AGENT FOR THE MANAGEMENT SHAREHOLDERS. Each Management Shareholder hereby irrevocably designates and appoints Robert H. Barton as its attorney-in-fact, agent and representative, to act on its behalf and on behalf of its Permitted Transferees in connection with exercising any of its rights, performing any of its duties or obligations or enforcing any claims or rights on its behalf, arising pursuant to Article IX of this Agreement.

         12.3 APPOINTMENT OF AGENT FOR THE FAMILY LP. The Family LP hereby irrevocably designates and appoints [Jack C. Skoog] as its attorney-in-fact, agent and representative, to act on its behalf and on behalf of its Permitted Transferees in connection with exercising any of his rights, performing any of its duties or obligations or enforcing any claims or rights on its behalf, arising pursuant to Article IX of this Agreement.

                                  ARTICLE XIII

                                TERM OF AGREEMENT

         13.1 TERM. This Agreement shall terminate, and be of no further force or effect, automatically without any further action on the part of any parties hereto, upon the earlier of (a) the ten (10) year anniversary of the date hereof, (b) an IPO Event, (c) a sale of all or substantially all of the assets or equity interests in the Company to a Third Party (whether by merger, consolidation, sale of assets or securities or otherwise), (d) approval by each of (i) those shareholders who hold at least a majority of the total outstanding number of Shares of Company Stock, (ii) Windward as agent for the Windward Group and Windward/Badger, and (iii) Skoog, as agent for the Family LP, provided, in the event the Windward Group's and Windward/Badger's, taken as a whole, or the Family LP's aggregate percentage ownership of the total outstanding number of shares of Company Stock is less than five (5%) percent, such person's agent's approval shall not be necessary, or (e) the Windward Group and Windward/Badger (together with their Permitted Transferees) ceases to own at least five percent (5%) of the total outstanding number of shares of Company Stock (calculated on a Fully-Diluted Basis), unless such reduction is the result of any Transfers to Permitted Transferees in accordance with this Agreement; PROVIDED that, in the event of an IPO Event, the provisions of Articles VIII, IX, X, XII, XIII and XIV (other than Section 14.1) of this Agreement shall continue in full force and effect until the earliest to occur of the events set forth in clauses (a), (c),
(d) or (e) above; PROVIDED, FURTHER, THAT, notwithstanding the provisions of clauses (a), (d) or (e), the provisions of Article VII shall continue in full force and effect until the earliest to occur of (1) the events set forth in clauses (b) or (c), (2) Skoog (or any successor to Skoog), as agent for Family LP, consents to termination of such provisions or (3) the Company shall enter into a transaction pursuant to which the surviving entity or successor shall be listed on a national securities exchange or on the Nasdaq Stock

Market or Nasdaq National Market and shall have a market capitalization in excess of $10 million.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         14.1 CONFIDENTIALITY. Except with the prior written consent of the Company (which consent may not be unreasonably withheld) and except as otherwise required by law or the listing requirements of any securities exchange on which the securities of such Shareholder are then traded, each Shareholder shall, and shall cause each of its Representatives to (a) hold in strict confidence all confidential, proprietary or other non-public information or trade secrets relating to the Company or its Subsidiaries or their respective assets or operations (the "Confidential Information"), and (b) not release or disclose in any manner whatsoever to any other person any such Confidential Information; PROVIDED that (i) the foregoing provisions shall not apply to any disclosure, to the extent reasonably required, to (A) those of such Shareholder's auditors, attorneys and other representatives who agree to be bound by the provisions of this Section 14.1 and (B) any other persons in connection with any actions to be taken pursuant to Article V of this Agreement, (ii) the foregoing provisions shall not apply where such Shareholder or any of its Representatives is compelled to disclose such Confidential Information, by judicial or administrative process or, in the reasonable opinion of its counsel, by other requirements of law (provided that prior written notice of such disclosure is given to the Company and any such disclosure is limited to only that portion of the Confidential Information which such person is compelled to disclose), (iii) the term "Confidential Information" shall not include information (A) which is or becomes generally available to the public other than as a result of disclosure of such information by such Shareholder or any of its Representatives, (B) becomes available to the recipient of such information on a non-confidential basis from a source which is not, to the recipient's knowledge, bound by a confidentiality or other similar agreement, or by any other legal, contractual or fiduciary obligation which prohibits disclosure of such information to the other parties hereto, or (C) which can be demonstrated to have been developed independently by the representatives of such recipient which representatives have not had any access to any information which would otherwise be deemed to be "Confidential Information" pursuant to the provisions of this
Section 14.1, and (iv) each of the Shareholders acknowledges and agrees that any information they may receive from the Company in its reports to shareholders is confidential, proprietary and non-public in nature.

         14.2 SPECIFIC PERFORMANCE. Each of the Shareholders acknowledges and agrees that in the event of any breach of this Agreement, the non-breaching party or parties would be irreparably harmed, no adequate remedy at law would exist and damages would be difficult to determine. It is accordingly agreed that
(x) in the event of a breach of any provision of this Agreement, the aggrieved party shall be entitled to specific performance of this Agreement and to enjoin any continuing breach of this Agreement (without the necessity of proving actual damages and without posting bond or other security), in addition to any other remedy to which such aggrieved party may be entitled at law or in equity, and
(y) the Shareholders will waive the defense in any action for specific performance or other equitable relief that a remedy at law would be adequate.

         14.3 CONSENT TO JURISDICTION, SERVICE OF PROCESS; VENUE. Each party hereto hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware, county of Wilmington, for any Actions (as defined in the Recapitalization Agreement) arising out of or relating to this Agreement or the breach, termination or validity thereof and the transactions contemplated by this Agreement, (ii) agrees not to commence any Action relating thereto except in such courts and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice, or document by U.S. registered mail or as otherwise provided in this Agreement shall be effective service of process for any Action brought in any such court, (iv) waives any objection to the laying of venue of any Action arising out of this Agreement or the transactions contemplated by this Agreement in the courts of the State of Delaware or the United States of America located in the State of Delaware, and (v) agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

         14.4 ATTORNEYS' FEES. In any legal action or proceeding (including, without limitation, any arbitration proceeding) brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, or because of an alleged dispute, breach or default in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other available remedy or relief to which such party or parties may be entitled.

         14.5 HEADINGS; NO THIRD PARTY BENEFICIARIES. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof. Except as otherwise expressly provided herein, the covenants, agreements and other provisions contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other persons. Neither this Agreement nor any purchase or sale of Company Stock shall create, or be construed or deemed to create, any right to employment in favor of Skoog or any Management Shareholder or any other person by the Company or any Subsidiaries of the Company.

         14.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and there are no restrictions, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         14.7 NOTICES. All notices, requests, instructions and other communications to be given hereunder by any party hereto to another party hereto shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally, telecopied (which is confirmed) or sent by registered or certified mail (postage prepaid, return receipt requested) or by Federal Express or other similar courier service (i) to the Company, any member of the Windward Group at the addresses set forth below, (ii) in the case of a Permitted Transferee, to the address set forth in the written agreement executed pursuant to Article X hereof, (iii) if to the Family LP or a Management Shareholder, as listed on the signature page hereto, or, if not so listed, to him or her at his or her address as reflected in the stock records of the Company, or (iv) in the case of any member of management or other employee of the Company or any of its Subsidiaries who becomes a holder of Company Stock or options to acquire Company Stock after the date hereof, to the address set forth in the written agreement executed pursuant to Article X hereof:

         If to the Company, Family LP or to any Management Shareholder, to it at:

                  American Bumper & Mfg. Co.
                  14 N. Beardsley Road
                  Ionia, MI 48846
                  Attention:
                  Fax: (616) 527-7542

         with copies to:

                  [                 ]
                  Attention:
                  Fax:

         If to Windward, Windward/Badger or any member of the Windward Group, to:

                  Windward Capital Partners, L.P.
                  Eleven Madison Avenue
                  26th floor
                  New York, NY 10010
                  Attention: Peter S. Macdonald
                  Fax: (212) 448-5482

         With copies to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, NY 10022
                  Attention: Lou R. Kling, Esq.
                  Fax: (212) 735-2000

; PROVIDED that in the event any of the parties referred to above desires to designate another address to which such notices should be sent to such party, such party may designate such other address by giving notice to the other parties hereto in writing as set forth in this Section 14.7 (provided that any change of address shall be effective only upon receipt thereof).

         14.8 APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THE PARTIES SUBJECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE

WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         14.9 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         14.10 SUCCESSORS; ASSIGNS; TRANSFEREE; AMENDMENTS; WAIVERS.

                  (a) The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Notwithstanding the foregoing, this Agreement may not be amended, modified or supplemented, no waivers of, consents to or departures from the provisions hereof may be given, and neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or any Shareholder without the approval by each of (i) those shareholders who hold at least a majority of the total outstanding number of Shares of Company Stock, (ii) Windward as agent for the Windward Group and Windward/Badger, and (iii) Skoog as agent for the Family LP; PROVIDED, THAT, in the event the Windward Group's and Windward/Badger's, taken as a whole, or the Family LP's aggregate percentage ownership of the total outstanding number of shares of Company Stock is less than five (5%) percent, such person's agent's approval shall not be necessary, except with respect to any amendment to Article VII which shall require approval of Skoog, as agent for Family LP; PROVIDED, FURTHER, that this Agreement may be amended, modified or supplemented by the Company, and waivers of, consents to or departures from the provisions hereof may be given by the Company, in order to cure any ambiguity, defect or inconsistency in this Agreement, so long as (x) such action does not adversely affect the rights of any Shareholder in any material respect and (y) the Company promptly notifies each Shareholder in accordance with the provisions of Section 14.7 hereof of such action.

                  (b) The rights and remedies of the Shareholders and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right.

         14.11 DEFAULTS; NO CIRCUMVENTION OF AGREEMENT. A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party. No Shareholder or any of its Permitted Transferees may do indirectly, through the sale of capital stock of its or their subsidiaries or otherwise, that which is not permitted by this Agreement (including, without limitation, the provisions of Articles III, IV and V hereof).

         14.12 FURTHER ASSURANCES. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         14.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

         14.14 RECAPITALIZATION, ETC. Except as otherwise provided in this Agreement, the provisions of this Agreement shall apply to any and all shares of capital stock or other securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, any shares of Company Stock by reason of any reorganization, any recapitalization, reclassification, merger, consolidation, partial or complete liquidation, sale of assets, spin-off, stock dividend, split, distribution to shareholders or combination of the shares of Company Stock or any other change in the Company's capital structure, in order to preserve fairly and equitably as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

         IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties hereto as of the date first written above.

                                  AMERICAN BUMPER & MFG. CO.

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD CAPITAL ASSOCIATES, L.P.

                                  By:       Windward Capital
                                            Associates, Inc.,
                                            its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD/PARK AB L.L.C.

                                  By:       Windward Capital Associates,
                                            L.P., its manager

                                            By:    Windward Capital
                                                   Associates, Inc.,
                                                   its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD/MERBAN, L.P.

                                  By:       Windward Capital Associates,
                                            L.P., its general partner

                                            By:    Windward Capital
                                                   Associates, Inc.,
                                                   its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD/MERCHANT, L.P.

                                  By:       Windward Capital Associates,
                                            L.P., its general partner

                                            By:    Windward Capital
                                                   Associates, Inc.,
                                                   its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD/NORTHWEST, L.P.

                                  By:       Windward Capital Associates,
                                            L.P., its general partner

                                            By:    Windward Capital
                                                   Associates, Inc.,
                                                   its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  WINDWARD/BADGER II, L.L.C.

                                  By:       Windward Capital Associates,
                                            L.P., its manager

                                            By:    Windward Capital
                                                   Associates, Inc.,
                                                   its general partner

                                  By:
                                     ----------------------------------------
                                     Name:
                                     Title:

                                  THE SKOOG FAMILY LIMITED PARTNERSHIP

                                  By:
                                     ----------------------------------------
                                        Name:  Jack C. Skoog
                                        Title: General Partner

                                  -------------------------------------------
                                   Robert Barton

                                  -------------------------------------------
                                   Brian P. Allenspach

                                  -------------------------------------------
                                   Edward D. Corlett

                                  -------------------------------------------
                                   Jeffrey Anderson

                                  -------------------------------------------
                                   John P. Atkinson

                                  -------------------------------------------
                                   Scott S. Skoog

                                  -------------------------------------------
                                   Richard K. Rogers

                                  -------------------------------------------
                                   Craig B. Smith

                                  -------------------------------------------
                                   Clark Schuiteman

                                  -------------------------------------------
                                   Francis I. LeVeque

                                  -------------------------------------------
                                   Jose R. Garcia

                                  -------------------------------------------
                                   Jerry W. Omillian

                                  -------------------------------------------
                                   Frank E. Smith

                       SCHEDULE OF MANAGEMENT SHAREHOLDERS

Robert Barton, a resident of [              ]

Brian P. Allenspach, a resident of [              ]

Edward D. Corlett, a resident of [              ]

Jeffrey Anderson, a resident of [              ]

John P. Atkinson, a resident of [              ]

Scott S. Skoog, a resident of [              ]

Richard K. Rogers, a resident of [              ]

Craig B. Smith, a resident of [              ]

Clark Schuiteman, a resident of [              ]

Francis I. LeVeque, a resident of [              ]

Jose R. Garcia, a resident of [              ]

Jerry W. Omillian, a resident of [              ]

Frank E. Smith, a resident of [              ]

                                                                       EXHIBIT A

                   FORM OF JUNIOR SUBORDINATED PROMISSORY NOTE

                FORM OF MANAGEMENT NOTES AND SKOOG EXCHANGE NOTES

THIS JUNIOR SUBORDINATED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NO SALE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THIS JUNIOR SUBORDINATED NOTE (OTHER THAN TO THE ISSUER THEREOF) MAY BE MADE UNLESS (A) EITHER PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (B) IN ACCORDANCE WITH THE PROVISIONS OF THIS JUNIOR SUBORDINATED NOTE.

                            JUNIOR SUBORDINATED NOTE

                                                                          [Date]

         FOR VALUE RECEIVED, the undersigned, AMERICAN BUMPER & MFG. CO., a Michigan corporation [ALTERNATIVELY, INSERT NAME OF DESIGNEE OF COMPANY] (the "OBLIGOR"), hereby promises to pay to [INSERT NAME OF MANAGEMENT SHAREHOLDER, FAMILY LP OR PERMITTED TRANSFEREE (AS THE CASE MAY BE)] (such person, or any Authorized Transferee (as defined below) of such person, the "HOLDER") the principal amount of [INSERT PRINCIPAL AMOUNT OF NOTE] ($_______), plus interest accrued but unpaid thereon, on [INSERT DATE WHICH IS FIFTH ANNIVERSARY OF THE DATE OF ISSUANCE OF THIS JUNIOR SUBORDINATED NOTE OR, IF THE CREDIT AGREEMENT REMAINS OUTSTANDING, THE LATER OF THE FIFTH ANNIVERSARY AND APRIL 30, 2005)] (or such later date as may be required pursuant to the terms of any financing agreement of the Company (as defined below)). Interest on the unpaid principal amount hereof shall accrue at a ten percent (10%) annual rate of interest, from the date hereof until maturity, computed on the basis of a 365-day year for the actual number of days elapsed and shall be payable semiannually on the first day of June and December in each year commencing with the June or December next following the issuance of this Junior Subordinated Note (each such semiannual date, an "INTEREST PAYMENT DATE"); PROVIDED that in the event that, on any Interest Payment Date, the Company is permitted to defer any repurchases of Common Stock pursuant to Section 6.3 or 7.4 of the Shareholders Agreement (as defined below), the Company shall be permitted to defer such payment of interest until the next Interest Payment Date on which it is no longer permitted to defer any repurchases of Common Stock pursuant to Section 6.3 or
7.4 of the Shareholders Agreement (at which time all interest accrued to such date shall become due and payable), and such deferred interest shall be compounded on an annual basis (with such compounding occurring on each anniversary of any such deferral while such deferral is in effect). Notwithstanding anything to the contrary herein, no payment or prepayment of principal of or interest on this Junior Subordinated Note may be made, directly or indirectly, if a Default or Event of Default (as each such term is defined below) shall have occurred and be continuing or would result therefrom.

         1. SHAREHOLDERS AGREEMENT. This Junior Subordinated Note has been issued pursuant to the provisions of Article VI and VII, as applicable, of the Shareholders Agreement. All capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Shareholders Agreement.

         2. PAYMENT OF AMOUNTS. Payments of principal and interest shall be made in lawful money of the United States of America at the principal office of the Obligor upon presentation of this Junior Subordinated Note for notation of such payment hereon [: PROVIDED, that notwithstanding anything to the contrary herein, interest on this Junior Subordinated Note shall be payable through the issuance of additional notes in the form of this Junior Subordinated Note](1).

         3. NON-TRANSFERABILITY OF NOTE. This Junior Subordinated Note is not negotiable and may be transferred by the Holder only to one or more Permitted Transferees who agree to be bound by the transfer restrictions hereunder (any such transferee to whom this Junior Subordinated Note is transferred in compliance with the provisions of this Junior Subordinated Note, an "AUTHORIZED TRANSFEREE"). In addition, each such transfer shall be subject to the prior written consent of the Company (which consent shall not be unreasonably withheld). With respect to any such authorized transfer, this Junior Subordinated Note is transferable only by surrender and cancellation of this Junior Subordinated Note at the principal office of the Obligor at 14
N. Beardsley Road, Ionia, Michigan 48846 or at such other location as shall at such time be the principal office of the Obligor, by the Holder in person or by an attorney-in-fact duly authorized in writing. Upon any such authorized transfer a new note, in the name of such Authorized Transferee(s), in substantially the form of this Junior Subordinated Note and for the aggregate unpaid principal amount hereof, will be issued in exchange hereof.

         4. REGISTERED HOLDER. The Obligor, and any agents of the Obligor, may deem and treat the Holder as the registered holder hereof, and as the absolute owner of this Junior Subordinated Note, for the purpose of receiving payment of or on account of the principal of and interest on this Junior Subordinated Note and neither the Obligor nor any such agent shall be affected by any notice to the contrary. The Obligor, and any agent of the Obligor, may without liability refuse to recognize any assignee or other holder of this Junior Subordinated Note, other than any Authorized Transferee, as owner of this Junior Subordinated Note for any and all purposes whatsoever.

         5. OPTIONAL PREPAYMENT. Subject to Section 8 hereof, the amounts owed under this Junior Subordinated Note are prepayable (at the discretion of the Obligor) at any time and from time to time, in whole or in part, upon notice to the Holder given by certified mail, return receipt requested, not less than 10 Business Days prior to the date fixed for prepayment, at a prepayment price equal to the principal amount of this Junior Subordinated Note to be prepaid, together with the interest accrued but unpaid hereon, to the date fixed for prepayment. Any prepayment of less than the entire principal amount of this Junior Subordinated Note (plus all accrued but unpaid interest thereon) shall be applied first towards the payment of unpaid interest hereon and then to the unpaid principal hereof.

         6. SET-OFF. The indebtedness evidenced hereunder may be reduced or offset by the Obligor in respect of any and all indebtedness or other obligations owed to the Obligor by the Holder. [In addition, the Obligor may, at its option, set-off and apply any and all amounts owed to the

--------
(1) Do not insert bracketed text in management notes or in first $15,000,000 principal amount of Family LP/Skoog notes.

Company by the Family LP or Skoog arising under the indemnification provided for in Article 11 of the Recapitalization Agreement against any and all of the obligations of the Obligor now or hereafter existing under this Junior Subordinated Note, whether or not (in the case of any Holder other than the Family LP or Skoog) the Holder is in any way liable for such amounts. In such event, the Obligor shall so notify the Holder in writing at least three (3) days before such set-off.](2)

         7. ACCELERATION.

                  (a) An "ACCELERATION EVENT" occurs if (i) the Obligor pursuant to or within the meaning of Title 11 of the United States Code, or any similar Federal or state law for the relief of debtors (a "BANKRUPTCY LAW"): (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a custodian of the Obligor or for all or substantially all of its property or (D) makes a general assignment for the benefit of its creditors; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:
(A) is for relief against the Obligor in an involuntary case, (B) appoints a custodian of the Obligor or for all or substantially all of its property or (C) orders the winding up or liquidation of the Obligor, and such order or decree remains unstayed and in effect for 60 days.

                  (b) If an Acceleration Event occurs, then the amounts amount owed under this Junior Subordinated Note shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Holder.

         8. SUBORDINATION.

                  (a) The Junior Subordinated Debt (as defined below) is subordinate and junior in right of payment to all the Senior Debt (as defined below) to the extent and in the manner provided herein.

                  (b) Payment of the Junior Subordinated Debt is and shall be expressly subordinate and junior in right of payment to the prior payment in full in cash of the Senior Debt to the extent and in the manner set forth herein, and the Junior Subordinated Debt is hereby so subordinated as a claim against the Obligor or any of the assets of the Obligor, whether such claim be (i) in the event of any distribution of the assets of the Obligor upon any voluntary or involuntary dissolution, winding-up, total or partial liquidation or reorganization, or bankruptcy, insolvency, receivership or other statutory or common law proceedings or arrangements involving the Obligor or the readjustment of its liabilities or any assignment for the benefit of creditors or any marshalling of its assets or liabilities (collectively called a "REORGANIZATION"), or (ii) other than in connection with a Reorganization, to the prior payment in full in cash of the Senior Debt.

                  (c) If the Holder shall receive any payment in violation of the terms hereof, it shall hold such payment in trust for the benefit of the Senior Creditors and forthwith pay it over to the Agent, for application to and payment of the Senior Debt under the Credit Documents.

--------
(2) Do not insert bracketed text in management notes.

                  (d) In the event of any Reorganization relative to the Obligor or its properties, then all of the Senior Debt shall first be paid in full in cash before any payment is made upon the Junior Subordinated Debt, and in any such proceedings any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of this Junior Subordinated Note shall be paid or delivered directly to the Agent, for application in payment of the Senior Debt under the Credit Documents, unless and until all such Senior Debt is paid in full in cash, and the Holder hereby irrevocably authorizes the Agent, as attorney-in-fact for such holder, to prove any claim in such proceedings on the Junior Subordinated Debt, and to demand, sue for, collect and receive any such payment or distribution, and to apply such payment or distribution to the payment of the then unpaid Senior Debt under the Credit Documents, and to take such other action (including acceptance or rejection of any plan of Reorganization) in the name of the Holder or of the relevant Senior Creditors as the Agent may deem necessary or advisable for the enforcement of the provisions hereof. The Holder shall execute and deliver such other and further powers of attorney, assignments, proofs of claim or other instruments as may be requested by the Agent in order to accomplish the foregoing, but only with respect to the Holder's capacity as a holder hereof and not in respect of any other relationship between the Holder and the Obligor.

                  (e) In the event that, notwithstanding the foregoing, upon any such Reorganization, any payment or distribution of the assets of the Obligor of any kind or character, whether in cash, property or securities, shall be received by the Holder in respect of this Junior Subordinated Note before all Senior Debt is paid in full in cash, such payment or distribution shall be held in trust for the Senior Creditors and shall forthwith be paid over to the Agent for application to the payment of all Senior Debt under the Credit Documents remaining unpaid until all such Senior Debt shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the Agent.

                  (f) The Holder agrees that, until the Senior Debt has been paid in full in cash, (i) if a Default or Event of Default shall have occurred and be continuing or would result therefrom, or if a Reorganization shall have commenced, it will not take, demand or receive, or take any action to accelerate or collect, any payment of all or any part of the Junior Subordinated Debt and (ii) it will not file, join in or facilitate any petition or proceeding seeking the involuntary bankruptcy of the Obligor.

                  (g) The holders of the Senior Debt, or any of them, may, at any time and from time to time, without the consent of or notice to the Holder, without incurring any responsibility to the Holder, and without impairing or releasing any of the rights of any of the holders of the Senior Debt, or any of the obligations of the Holder:

                           (i) change the amount or terms of or renew or extend or enter into or amend in any manner any agreement relating to any Senior Debt;

                           (ii) sell, exchange, release or otherwise deal with any property at any time pledged or mortgaged to secure any Senior Debt;

                           (iii) release anyone liable in any manner for the payment or collection of any Senior Debt; and

                           (iv) exercise or refrain from exercising any rights against the Obligor and others (including the Holder).

                  (h) The Holder hereby waives notice of or proof of reliance by any holder of Senior Debt upon the provisions hereof, and the Senior Debt shall conclusively be deemed to have been created, contracted, incurred or maintained in reliance upon the provisions hereof.

                  (i) The Obligor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the Agent or any other holder of Senior Debt of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

                  (j) The subordination provisions contained herein are for the benefit of the holders of the Senior Debt and their respective successors and assigns and may not be rescinded or cancelled or modified in any way without the prior written consent of (i) the Agent and (ii) holders (or representatives thereof) of a majority in outstanding principal amount of Senior Debt (other than Senior Debt that is not outstanding under either the Credit Documents or the Note Documents).

         9. DEFINED TERMS.

                  As used herein, the following terms shall have the following meanings:

                  "AGENT" shall mean Bank of America National Trust and Savings Association, Bank of America Illinois and their respective subsidiaries and affiliates (or any successor administrative agent under the Original Credit Agreement), as administrative agent under the Original Credit Agreement or, if the Original Credit Agreement shall have been terminated in its entirety and all Senior Debt outstanding thereunder shall have been paid in full in cash, the administrative agent (or comparable representative) under the Replacement Credit Agreement.

                  "COMPANY" shall mean American Bumper & Mfg. Co., a Michigan corporation.

                  "CREDIT AGREEMENT" shall mean the collective reference to the Original Credit Agreement and any Replacement Credit Agreement.

                  "CREDIT DOCUMENTS" shall mean the collective reference to the Credit Agreement, the other Loan Documents referred to therein, any other security document mortgage, guarantee or promissory note executed and delivered in connection with the Credit Agreement and any Hedge Agreement.

                  "DEFAULT" shall mean any of (a) a "Default" as defined in the Credit Agreement, (b) a "Default" as defined in the Subordinated Note Agreement or (c) a "default" as defined in any other agreement or indenture governing or evidencing Senior Debt.

                  "EVENT OF DEFAULT" shall mean any of (a) an "Event of Default" as defined in the Credit Agreement (b) an "Event of Default" as defined in the Subordinated Note

         Agreement or (c) an "event of default" as defined in any other agreement or indenture governing or evidencing Senior Debt.

                  "HEDGE AGREEMENT" shall mean any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement entered into for the purpose of providing interest rate protection in respect of Indebtedness under the Credit Agreement.

                  "INDEBTEDNESS" shall mean (a) all indebtedness for borrowed money, (b) all obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business), (c) all obligations of evidenced by notes, bonds, debentures or other similar instruments (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property, (e) all capital lease obligations, (f) all obligations, contingent or otherwise, as an account party under acceptance, letter of credit or similar facilities, (g) all obligations under any Hedge Agreement, (h) all guarantee obligations in respect of obligations of the kind referred to in clauses (a) through (g) above, and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by the Obligor, whether or not the Obligor has assumed or become liable for the payment of such obligation.

                  "JUNIOR SUBORDINATED DEBT" shall mean the principal amount of this Junior Subordinated Note from time to time outstanding and unpaid, together with accrued and unpaid interest thereon and any fees, expenses or other amounts of any kind whatsoever from time to time owing hereunder.

                  "NOTE CREDITORS" shall mean the collective reference to each holder of Senior Debt under the Note Documents and any Note Representative.

                  "NOTE DOCUMENTS" shall mean the collective reference to (a) the Subordinated Note Agreement and the Subordinated Notes and (b) any agreement, indenture or note governing or evidencing Senior Debt incurred to replace or refinance, in whole or in part, (i) Senior Debt governed or evidenced by any agreement, indenture or note referred to in this definition or (ii) Senior Debt under the Credit Agreement, in each case except to the extent the same constitutes a Credit Document.

                  "NOTE REPRESENTATIVE" shall mean any trustee or other representative acting on behalf of the Note Creditors.

                  "ORIGINAL CREDIT AGREEMENT" shall mean the Credit Agreement dated as of April 30, 1997, among the Company, the several banks and other financial institutions or entities from time to time parties thereto, Fleet Capital Corporation, as documentation agent, BancAmerica Securities, Inc., as arranger and syndication agent, Bank of America National Trust and Savings Association, as administrative agent, as amended, restated, restructured, supplemented or otherwise modified from time to time (whether or not any of the foregoing have the effect of increasing the principal amount of Senior Debt outstanding thereunder).

                  "REPLACEMENT CREDIT AGREEMENT" shall mean any senior credit or senior loan agreement or facility (which may include a revolving or working capital facility) with one or more banks or other financial institutions or entities entered into in connection with the replacement or refinancing from time to time, in whole or in part, of Indebtedness under the Original Credit Agreement or any other such credit or loan agreement or facility, in each case as amended, restated, restructured, supplemented or otherwise modified from time to time (whether or not any of the foregoing have the effect of increasing the principal amount of Senior Debt outstanding thereunder).

                  "SENIOR BANKS" shall mean the collective reference to the Lenders (as defined in the Credit Agreement) and any affiliate of any Lender party to a Hedge Agreement.

                  "SENIOR CREDITORS" shall mean the collective reference to the Senior Banks and the Agent.

                  "SENIOR DEBT" shall mean (a) (i) the principal amount of all loans and reimbursement obligations from time to time outstanding or owing under the Credit Agreement, together with interest thereon (including, without limitation, any interest subsequent to the filing by or against the Obligor of any bankruptcy, reorganization or similar proceeding, whether or not such interest would constitute an allowed claim in any such proceeding, calculated at the rate set forth for overdue loans in the Credit Agreement) and all fees and expenses owing under the Credit Documents and (ii) all other obligations of the Obligor (whether in respect of fees, expenses, indemnities or otherwise) to the Senior Creditors under the Credit Documents; (b) (i) the principal amount of all notes or securities issued pursuant to the Note Documents, together with interest thereon (including, without limitation, any interest subsequent to the filing by or against the Obligor of any bankruptcy, reorganization or similar proceeding, whether or not such interest would constitute an allowed claim in any such proceeding, calculated at the rate set forth for overdue loans in the relevant Note Documents) and all fees and expenses owing under the Note Documents and (ii) all other obligations of the Obligor (whether in respect of fees, expenses, indemnities or otherwise) to the Note Creditors under the Note Documents; and (c) all other Indebtedness of the Obligor, except for Indebtedness which is expressly by its terms or the terms of the instrument creating or evidencing such Indebtedness made equal or subordinate in right of payment with respect to the Junior Subordinated Debt.

                  "SHAREHOLDERS AGREEMENT" shall mean the Shareholders Agreement dated as of May l, 1997, by and among the Company, Windward Capital Associates, L.P., a Delaware limited partnership, Windward/Park AB, L.L.C., a Delaware limited liability company, Windward/Merban, L.P., a Delaware limited partnership, Windward/Merchant, L.P., a Delaware limited partnership, Windward/Northwest, L.P., a Delaware limited partnership, Skoog and the members of the Company's management listed in the Schedule of Management Shareholders attached thereto, and such other persons or entities who or which become parties to the Shareholders Agreement pursuant to the terms and conditions of the Shareholders Agreement.

                  "SUBORDINATED NOTE AGREEMENT" shall mean the Subordinated Note Agreement, dated as of April 30, 1997, entered into by the Company and the Purchasers named therein, in connection with the issuance of the Subordinated Notes, as the same may be renewed, replaced or refinanced from time to time.

                  "SUBORDINATED NOTES" shall mean the 12% Subordinated Notes due 2007 of the Company issued pursuant to the Subordinated Note Agreement, as the same may be renewed, replaced or refinanced from time to time.

         After the Senior Debt under the Credit Documents shall have been paid in full in cash and the commitments and letters of credit thereunder shall have expired or been terminated, unless the context otherwise requires, all references herein to the "Agent" shall be deemed to be references to the "Note Representative", all references herein to the "Senior Creditors" shall be deemed to be references to the "Note Creditors", all references herein to the "Credit Documents" shall be deemed to be references to the Note Documents and all references herein to the "Note Documents" shall be deemed to include any other agreement, indenture or note governing or evidencing Senior Debt.

         10. NO RECOURSE AGAINST AFFILIATES. No recourse for the payment of principal of or interest on this Junior Subordinated Note, or for any claim based hereon or otherwise in respect hereof, or in relation to the creation of any indebtedness represented hereby, shall be had against any incorporator, shareholder, officer of the Obligor or any of its Affiliates or of any successor thereof, either directly or through the Obligor or any of its Affiliates or any successor thereof, whether by virtue of any statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived or released.

         11. APPLICABLE LAW. THIS JUNIOR SUBORDINATED NOTE SHALL BE
GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF.

         12. HEADINGS; NO THIRD PARTY BENEFICIARIES. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof, Except as otherwise expressly provided herein (including, without limitation, the subordination provisions of Section 8 hereof), the provisions contained in this Junior Subordinated Note are for the sole benefit of the Holder, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other persons or entities.

         13. SUCCESSORS AND ASSIGNS. All covenants and agreements of the Obligor under this Junior Subordinated Note shall be binding on the Obligor and its successors and assigns.

         14. SEVERABILITY. The invalidity or unenforceability of any provision of this Junior Subordinated Note in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Junior Subordinated Note in such jurisdiction or the validity, legality or enforceability of this Junior Subordinated Note, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         IN WITNESS WHEREOF, the Obligor has caused this Junior Subordinated Note to be duly executed effective as of this ______ day of _____________ 19__.

                                        [INSERT NAME OF OBLIGOR]


                                        By:________________________________
                                           Name:
                                           Title:

Acknowledged and Agreed:

[INSERT NAME OF PAYEE]


By:_________________________
   Name:
   Title

--------------------------------------------------------------------------------
         MARSH & MCLENNAN
--------------------------------------------------------------------------------
         FAX Transmission
--------------------------------------------------------------------------------

         From:    Irv Baum                  Date:    April 30, 1997
         To:      Stephen Moseley           Time:    1:46 PM
         Company                            FAX#:    212 735 3622
         13 pages

--------------------------------------------------------------------------------

         Re: Insurance on the life of Jack Skoog Prudential file # X-4029984

         This is to confirm that the above file has received formal approval by the Prudential and is now being processed by the issuance department. An actual policy will be produced overnight and will be faxed to you for delivery tomorrow morning along with delivery instructions.

         Annual premium for the policy will be $134,300 per year for the first ten years or $69,000 semiannual if you prefer.

         Please wire the premium to the Prudential (information to follow).

         In addition I have attached a specimen policy for your review.

         Regards

                     VOICE: 212 345 7382   FAX: 212 345 4120
--------------------------------------------------------------------------------
         1166 Ave of The Americas, New York, New York 10036
--------------------------------------------------------------------------------